SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as
         permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Tatonka Energy, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)


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    (Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check appropriate box):

     [x]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
          0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ]  Fee paid previously with preliminary materials:

          --------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

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      (2) Form, Schedule or Registration Statement No.:

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      (3) Filing Party:

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      (4) Date Filed:

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                                PRELIMINARY COPY

                              TATONKA ENERGY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD June 1, 1998

To the Shareholders of Tatonka Energy, Inc.:

         The Annual Meeting of the Shareholders of Tatonka Energy, Inc., an Oklahoma corporation ("the Company"), will be held on Monday, June 1, 1998, at 10:00 A.M. at 9603 White Rock Trail, Suite 100, Dallas, Texas 75238, for the following purposes:

         1. To increase the number of directors from three to five and elect five Directors for the coming year.

         2. To approve an amendment to the Certificate of Incorporation to change the Company's name to "PhyMed, Inc."

         3. To approve an amendment to the Certificate of Incorporation to approve a 1-for-10 reverse stock split of the Common Stock.

         4. To establish a new Series B 12% Convertible Preferred Stock, to change all shares of Preferred Stock which may be undesignated at any time to simply "Preferred Stock," and to authorize the Board of Directors to determine the preferences, limitations and relative rights of all shares of Preferred Stock which may be undesignated at any time, or one or more series of Preferred Stock, and to issue such shares from time to time on terms and conditions approved by the Board of Directors.

         5. To approve and ratify a stock option agreement granted to the Chief Executive Officer and two stock option agreements granted to Directors.

         6. To approve and ratify Indemnity Agreements between the Company and its Directors and certain officers.

         7.       To  ratify  the  selection  of  Grant   Thornton  LLP  as  the
                  independent public accountants for the Company for the fiscal year ending December 31, 1998.

         8. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

         The shareholders list will be available for inspection at least ten days before the Annual Meeting at the executive offices of the Company, 9603 White Rock Trail, Suite 100, Dallas, Texas 75238.

         Shareholders of record of the Company's Common Stock, $.001 par value, at the close of business on May 18, 1998, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                              By Order of the Board of Directors
                                              Judith F. Barker
Dallas, Texas                                 Secretary
May 20, 1998

                                PRELIMINARY COPY

                              TATONKA ENERGY, INC.
                        9603 WHITE ROCK TRAIL, SUITE 100
                               DALLAS, TEXAS 75238

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD AT 10:00 A.M. ON JUNE 1, 1998


         This Proxy Statement and the enclosed form of Proxy are being furnished to shareholders of Tatonka Energy, Inc. (the "Company" or "Tatonka Energy"). Only those shareholders of record at the close of business on May 18, 1998, are entitled to notice of and to vote at the Annual Meeting. The Annual Meeting will be held at 9603 White Rock Trail, Suite 100, Dallas, Texas 75238.

         This Proxy Statement and the accompanying proxy are solicited on behalf of the Board of Directors of the Company and are first being mailed to shareholders on or about May 20, 1998. The Annual Report to Shareholders for the fiscal year ended December 31, 1997, is also being mailed to shareholders with this Proxy Statement. In addition, upon the written request of any shareholder, the Company will furnish, at no charge to the shareholder, a copy of the Company's Form 10-KSB for the fiscal year ending December 31, 1997, as filed with the Securities and Exchange Commission. The request should be directed to the Secretary of the Company at 9603 White Rock Trail, Suite 100 Dallas, Texas 75238.


                                     GENERAL

Outstanding Shares and Voting Rights

         On the record date, May 18, 1998, the Company had outstanding 49,099,069 shares of common stock, par value $.001 (the "Common Stock"), all of which shares were voting shares. The presence, in person or by proxy, of the holders of at least one third of the outstanding shares of Common Stock is necessary to constitute a quorum of such class at the Annual Meeting. Shareholders have no cumulative voting rights.

         Any person signing and mailing the enclosed proxy may vote in person if in attendance at the Annual Meeting. Proxies may be revoked at any time before they are voted by notifying the Secretary of such revocation, in writing, at the Annual Meeting, or by submitting a later dated proxy. The persons named as proxies in the enclosed form were selected by the Board of Directors of the Company.

         Shareholders are encouraged to vote on the matters to come before the Annual Meeting by marking their preferences on the enclosed proxy and by dating, signing, and returning the proxy in

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the enclosed envelope.  Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no specification is made, will be voted (1) "FOR" the proposal to increase the number of Directors from three to five and elect all five nominees for director named herein; (2) "FOR" the proposal to approve the amendment to the Company's Certificate of Incorporation to change the name of the Company to "PhyMed, Inc.;" (3) "FOR" the proposal to approve the amendment to the Company's Certificate of Incorporation to effect a 1-for-10 reverse stock split; (4) "FOR"
the  proposal  to  approve  the  amendment  to  the  Company's   Certificate  of
Incorporation to establish a new Series B 12% Cumulative Convertible Preferred Stock and to grant the Board of Directors "blank check" authority to establish additional series of Preferred Stock; (5) "FOR" the ratification and approval of three stock option agreements granted to members of Management; (6) "FOR" the ratification and approval of Indemnity Agreements between the Company and members of Management; and (7) "FOR" the proposal to ratify the selection of auditors for fiscal 1998.

         The Board of Directors knows of no matters other than those reported herein that are to be brought before the Annual Meeting. However, in the event that any other matters are properly presented at the Annual Meeting for action, the persons named in the proxy will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

         Abstentions and shares of record held by a broker or nominee ("Broker Shares") that are voted on any matter will be included in determining the existence of a quorum. With respect to the tabulation of votes on any matter, Broker Shares that are not voted are treated as shares as to which voting power has been withheld by the beneficial owners of such shares and, therefore, as shares not entitled to vote on the proposal, and will not be included in determining the existence of a quorum. Since the vote required to approve Proposal 1 is a plurality of the shares present at the Annual Meeting, and the vote required to approve Proposals 5, 6 and 7 is an affirmative majority of the shares present in person or represented by proxy at the Annual Meeting, non-voted Broker Shares will not have an effect on Proposals 1, 5, 6 or 7.

         HOWEVER, SINCE THE VOTE REQUIRED TO APPROVE EACH PROPOSALS 2, 3 AND 4 IS A MAJORITY OF THE COMPANY'S OUTSTANDING COMMON SHARES, NON-VOTED BROKER SHARES WILL HAVE THE SAME EFFECT AS A VOTE AGAINST PROPOSALS 2, 3 AND 4.

         George C. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 shares of Common Stock outstanding on the record date, May 4, 1998, and has informed the Company he intends to vote all such shares in favor of all seven proposals.

Record Date

         The close of business on May 18, 1998, has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote on all matters herein.

Expenses of Solicitation

         The expenses of solicitation of proxies will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. Solicitations will be made only by the use of the mails, except that, if deemed desirable, Directors, officers and regular employees of the Company may solicit proxies by telephone, telegraph, fax or personal calls. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.

         The shareholders list will be available for inspection at least ten days before the Annual Meeting at the executive offices of the Company, 9603 White Rock Trail, Suite 100, Dallas, Texas 75238.

         PROXIES SOLICITED BY THE BOARD OF DIRECTORS, IF PROPERLY SIGNED AND RETURNED, WILL BE VOTED "FOR" ALL SEVEN PROPOSALS, INCLUDING THE ELECTION OF THE FIVE NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY, UNLESS OTHERWISE DIRECTED THEREIN.


                               RECENT DEVELOPMENTS

Recent Acquisition

         At December 31, 1997, the Company had only nominal assets and no operations, having disposed of its remaining assets during 1997 to entities that are now former affiliates. See "Certain Transactions."

         On April 3, 1998, George C. Barker, ("Barker"), individually and as Trustee for the Phy.Med., Inc. Employee Stock Ownership Plan (the "ESOP"), acquired control of the Company. Prior to such date, such parties owned all the outstanding shares of Phy.Med., Inc., a Texas corporation ("PhyMed"), and on such date they acquired from the Company, in the aggregate, immediate ownership of and the right to receive an aggregate of 69,415,409 treasury shares and authorized but unissued shares of Common Stock, $.001 par value, of the Company, as presently constituted, which, if all such shares were outstanding, would constitute 88.5% of the Company's then outstanding 78,430,965 shares of Common Stock (87.5% of the 79,331,896 shares on a fully diluted basis).

         The terms of the acquisition contemplate a change of the Company's name to PhyMed, Inc. and a 1-for-10 reverse stock split, both of which will become effective shortly after the Annual Meeting. Upon the effectiveness of such reverse split, Barker and the ESOP will own 6,941,541 shares of 7,843,097 shares, $.01 par value, then outstanding (7,933,190 shares on a fully diluted basis). The Company will continue to have 50,000,000 shares of Common Stock authorized.


PhyMed's Present Business and Contemplated Growth

         PhyMed is a seven-year-old company engaged in the operation and management of medical diagnostic imaging centers, which provide a full scope of medical diagnostic imaging services including magnetic resonance imaging (MRI), computer axial tomography (CAT) scans, x-rays and other radiological services to physicians. Currently, PhyMed owns and operates a diagnostic imaging center (the "Center" or the "Dallas Center") in Dallas, Texas, which provides diagnostic services to physicians in the greater Dallas area. The Dallas Center occupies approximately 13,000 square feet in leased premises. PhyMed also manages an imaging center in Plano, Texas for other owners.

          Prior to the acquisition, PhyMed was a privately-held company and the transaction with PhyMed was undertaken as part of an overall plan for expanding the business of PhyMed through, among other possible endeavors, the development of new centers, acquisitions of existing centers and commencing and expanding the use of exclusive capitated services contracts, with a view towards increasing the per-share value of the Company for the benefit of the shareholders. There is no assurance any of these expansion efforts will take place or that, if undertaken, they will be undertaken on terms favorable to the Company, will be continued, or will be profitable.

         PhyMed also has plans to establish a radiological professional practices division and a capitated services division to market its radiological services to self-insured corporations, health maintenance organizations, preferred provider organizations and insurance companies; and a physician practice management and services division. There is no assurance either of these divisions will become actual business operations, or that, if commenced, any such business operations will be conducted on terms favorable to the Company, will be continued, or will be profitable.

         This expansion will require additional capital, and the managements of the Company and PhyMed believe that raising additional capital can best be achieved through PhyMed having access to the public shareholders and reporting company status under the Securities Exchange Act of 1934, which the Company affords.

         In furtherance of this goal of raising additional capital for expansion, the Company has recently commenced a private offering of securities to accredited investors only. The offering seeks to raise a minimum of $200,000 and a maximum of $3,000,000 from the sale of Units of a new Series B 12% Convertible Preferred Stock and Warrants to purchase Common Stock. Proposal 4 includes the authorization of such new series of Preferred Stock. See "4. Authorizations Regarding Preferred Stock." There is no assurance any of such capital, or any other capital, will be raised.

                            1. ELECTION OF DIRECTORS

Changes in Management on April 3, 1998

         The shareholders elected three Directors at the last Annual Meeting of Shareholders on July 15, 1997. The three Directors were Messrs. Joe R. Love, Joe
P. Foor and Richard A. Green, Sr. Mr. Green resigned as a Director and officer of the Company on July 21, 1997, in connection with the sale of a controlling interest in the Company beneficially owned by him. George C. Barker was elected as a director on April 3, 1998, in connection with the Merger, to fill the existing vacancy.

         Management proposes that Messrs. Barker, Love and Foor be re-elected as Directors for the coming year and that two additional Directors be elected; namely, Marilyn Moss and Judith F.
Barker.  George C. Barker and Judith F. Barker are married.

         The Company's Certificate of Incorporation provides that the number of Directors shall be as specified in the Bylaws, and the Bylaws provide that the number of Directors shall be not less than one nor more than seven. The Bylaws further provide that the shareholders may at any annual meeting determine the number of Directors, and the number so determined shall remain fixed until changed at a subsequent annual meeting. The present number of authorized Directors is three, and management proposes to enlarge the Board of Directors to five members. Therefore, Proposal No. 1 includes the shareholders taking action to increase the number of Directors from three to five, as well as to elect the five nominees selected by Management.

         The Board of Directors has no reason to believe that any nominee will become unavailable. However, in the event that any of the nominees should become unavailable, shareholders proxies will be voted for substitute nominees or additional nominees designated by the Board of Directors.

         Each Director elected at the Annual Meeting will serve until the next Annual Meeting and until his or her successor has been duly elected and qualified.

Information Concerning Nominees

         Management's five nominees for Director are listed below with brief statements setting forth their principal occupations and other biographical information. Certain information concerning the five nominees to the Board of Directors is set forth in "Security Ownership of Certain Beneficial Owners and Management."

                           George C. Barker
                           Joe R. Love
                           Joe P. Foor
                           Marilyn Moss
                           Judith F. Barker

         George C. Barker has a background in management and healthcare of more than twenty-five years. He was appointed to the Board of Directors of the Company in April 1998 after the acquisition of Phy.Med., Inc. At the same time, he was also elected Chairman of the Board, President and Chief Executive Officer. He co-founded Phy.Med., Inc. in 1990 and has been the President, Chief Executive Officer and the Chairman of the Board of Directors of that company since 1993. Mr. Barker's background includes financial and administrative positions with large hospitals, division level management with national hospital management companies and radiology center operations. His management duties have included responsibilities for annual budgets exceeding $45 million and 1,100 employees. He earned his MBA at Suffolk University and his undergraduate degree at New Hampshire College and is 54 years old.

         Joe R. Love has been a Director since the Company's inception in the early 1980's. In addition to being co-founder and Chairman of CCDC, Inc., he is on the Board of Directors of First Cash, Inc., a public company which operates a chain of pawn shops, for which Mr. Love has served as a Board member since 1991. He is also a director of Western Country Clubs, Inc., a public company which operates country and western night clubs. He has been instrumental in arranging public offerings totaling approximately $52 million for a number of his portfolio companies. Over the last ten years, Mr. Love has been involved in several other public companies as well as being active in real estate and restaurant ventures. His real estate activities include acting as general partner of a $94 million joint venture with Metropolitan Life Insurance Company. He has also been involved as a partner in several Hilton Hotels. Mr. Love is a graduate of the University of Oklahoma with a BBA and is 59 years old.

         Joe P. Foor has been a Director of the Company since 1996. He is the Chief Executive Officer of Featherstone Financial Services, representing such clients as Greenbriar Corporation (a publicly-held company based in Dallas, Texas), Qual-Med, Inc., Catalyst Energy Systems, and other businesses. Mr. Foor holds a BA from The University of Oklahoma and a Masters Degree from Southern Methodist University and is 59 years old.

         Marilyn Moss is a nominee for Director and has been Executive Vice President - Operations since April 1998. She has over twenty years experience in the radiology services business. She joined PhyMed in February 1998 as Executive Vice President - Operations. Previously, she had been, since 1994, the Vice President-Diagnostic Imaging for Physicians Resource Network, Inc., a publicly traded company in the Dallas area and had responsibility for six outpatient imaging centers, twenty cancer centers and 32 radiologists. From March 1993 to December 1994, she was the administrator for Southwest Diagnostic Imaging Center. It was a joint venture between a large urban hospital and physician limited partners. Ms. Moss is a registered radiology technologist and a certified nuclear medicine technologist. She earned her BBA at Dallas Baptist College and her MBA from East Texas State University and is 49 years old.

         Judith F. Barker is a nominee for Director and has been Secretary and Treasurer of the Company since April 1998. She has been the Secretary of PhyMed and the Business Office Manager of PhyMed Diagnostic Imaging Center Dallas for more than the last five years. She has been

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



involved in office management, health facility billing and collections for over twenty years. Her experience has been gained at individual physician and large group practice offices, hospitals and credit companies. Since 1992, she has played a key role in the management of PhyMed's accounts receivable. Mrs. Barker is 57 years old.

Board of Directors-Meetings and Committees

         The Board of Directors held three meetings during calendar year 1997. The Board of Directors had no Audit Committee, Compensation or Nomination Committees during 1997 and does not currently have an Audit, Compensation, or Nomination Committee.


                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Names of Officers

         At the time of the Merger on April 3, 1998, the officers of the Company were Joe P. Foor and Joe R. Love who were President and Secretary of the Company. In connection with the Merger, they resigned their offices so that new officers could be elected. George C. Barker was elected Chairman of the Board, President and Chief Executive Officer, Marilyn Moss was elected Executive Vice President - Operations, and Judith F. Barker was elected Secretary and Treasurer of the Company. Mr. and Mrs. Barker are married.

         After the Annual Meeting, the newly elected Directors will hold a regular annual meeting of the Board of Directors (or sign a unanimous consent of directors in lieu of holding the meeting) and re-elect the following officers for the coming year:

             George C. Barker            Chairman of the Board, President
                                         and Chief Executive Officer

             Marilyn Moss                Executive Vice President - Operations

             Judith F. Barker            Secretary and Treasurer

Executive Compensation

         During calendar 1997, Richard A. Green, Sr. served as President and Chief Executive Officer of the Company from January 1 to July 21. He resigned on July 21 in connection with his sale of his control of the Company. From that date until October 9, 1997, the office of President was vacant. On October 9, Joe P. Foor was elected President and Chief Executive Officer. He held such position until April 3, 1998.

         During the last three fiscal years, neither the Chief Executive Officer of the Company, nor any executive officer, received any cash or noncash compensation for serving in such capacity. During fiscal 1997, no options were granted to the Company's officers; no outstanding options were exercised; and no options were terminated. However, compensation was paid directly or to affiliates for serving as a consultant or proving management services. See"Certain Transactions." No stock appreciations rights have been awarded to any executive officer of the Company in the last three fiscal years.

Compensation to Mr. Barker

         In 1993, PhyMed and Mr. Barker entered into a ten-year employment Merger pursuant to which PhyMed pays Mr. Barker $240,000 per annum. In connection with the Merger, on April 3, 1998 Mr. Barker became an employee of the Company and the Company assumed the obligations of PhyMed under the employment Merger.

         During the fiscal year ended December 31, 1997, George C. Barker was the Chief Executive Officer of PhyMed and the only executive officer of PhyMed whose total compensation exceeded $100,000. PhyMed paid or accrued $240,000 of salary to Mr. Barker during such period.

         On May 4, 1998, the Board of Directors of the Company granted Mr. Barker an option to purchase 5,000,000 shares of Common Stock, as presently constituted (500,000 shares after the effectiveness of the 1-for-10 reverse stock split), with vesting to be contingent upon the attainment by the Company of certain financial objectives. For additional information, see "5. Ratification and Approval of Stock Options."

PhyMed Employee Stock Ownership Plan

         In 1993, PhyMed established an employee stock ownership plan ("ESOP") for its employees. Such plan is qualified under the provisions of the Internal Revenue Code of 1986 as a defined contribution retirement plan designed to invest primarily in qualifying employer securities. This provides a means for employees to have an ownership interest in their employer. Upon establishment, the ESOP purchased certain shares of PhyMed from a shareholder for a cash down payment and a promissory note payable in installments. PhyMed makes contributions to the ESOP which enable it to make timely payments of principal and interest on its note to the former shareholder. Mr. and Mrs. Barker own in the aggregate approximately 70% of the vested interests of participants in the ESOP. See "Security Ownership of Certain Beneficial Owners and Management-Possible Change of Control."

Compensation of Directors

         On May 4, 1998, the Board of Directors granted to each Mr. Love and Mr. Foor an option to purchase 2,500,000 shares of Common Stock, as presently constituted (250,000 shares after the effectiveness of the 1-for-10 reverse stock split). For additional information, see "5. Ratification and Approval of Stock Options."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 and the rules promulgated thereunder require that directors and executive officers of the Company and beneficial owners of greater than 10% of the Company's Common Stock file various reports with the Securities and Exchange Commission (the "SEC"). The Company has reviewed its files and does not find that any Forms 3, 4 or 5 were furnished to the Company during or with respect to 1997.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On or about July 21, 1997, Richard A. Green, Sr., controlled the Company through Verde, Inc. It owned 2,051,136 shares of Common Stock, and Mr. Green was a Director and President of the Company. On or about July 21, 1997, Verde, Inc. sold its holdings to Richard Bowes and Joe R. Love for $50,000 cash, and Mr. Green resigned all positions with the Company.

         In connection with the sale of control, the Company sold its wholly owned subsidiary, Crescent Contractors, Inc., to Rustown Homes, Inc. on June 11, 1997, for $414.00. Also, on the same date, the Company sold its wholly owned subsidiary Cresthaven, Inc. to Crestmont International, Inc. for $414.00. In each case, the amount of the consideration constituted full reimbursement to the Company of all expenditures paid on behalf of the subsidiary. In addition, in each case the buyer was owned or partly owned by Richard A. Green, Sr. No gain or loss was realized by the Company on these sales.

         In March 1997, the Company sold all remaining items of restaurant equipment it owned to Food Franchises, Inc. for an extension of credit of $37,448.00 Food Franchises, Inc. was an affiliate Mr. Green. On July 7, 1997, in connection with the sale of Mr. Green's control, the Company sold the $37,448.00 receivable to Verde, Inc., in exchange for the assumption of liabilities of the Company in the amount of $25,636.00. The Company recognized a loss on the transaction of $11,812.00.

         During the first six months of the year ending December 31, 1997, International Green Team, Inc. ("IGT") managed the Company under a monthly fee arrangement. IGT was an affiliate of Mr. Green and provided the Company with office space and managerial, accounting and clerical services. The Company paid IGT total fees of $15,600 and $24,000 for the years ended December 31, 1997 and 1996.

         Messrs. Richard Bowes, Joe R. Love and Joe P. Foor rendered management services to the Company from late July to December 31, 1997. In consideration of such services, the Company authorized the issuance of an aggregate of 3,000,000 shares, as presently constituted, valued at

$60,000, to such persons, each of whom received 1,000,000 of such shares. The Common Stock was trading at about $0.06 per share on December 31, 1997. The shares were valued at $0.02 per share, on the basis of the market value of the stock, discounted for being "restricted securities" and lack of liquidity, as well as the Company's lack of earnings and book value.

         On March 31, 1998, the Company entered into a letter agreement with Joe
P. Foor and CCDC, Inc., a company controlled by Joe R. Love. Mr. Foor and CCDC, Inc. (the "consultants") have agreed to provide certain specified consulting and advisory services of a corporate development nature as the Company may need. These include the identification, evaluation and negotiation of acquisitions, strategic planning, optimization of capital structure, access to capital markets, and similar services. The agreement is for a term of one year and will continue after one year until terminated by either party upon 30 days' notice.

         The Company will pay the consultants a $36,000 annual retainer, plus out-of-pocket expenses. The consultants will also earn a transaction fee for each acquisition or capital placement completed the Company completes. The amount of the retainer will be credited against any transaction fees earned by the consultants. The transaction fee will be based on the total amount paid by the acquiring party or the total capital raised and will be a minimum of 3% of such transaction amount. If greater than 3%, the transaction fee will be determined by what is generally referred to as the "Lehman Formula," which is an amount equal to the sum of:

         5% of the first  $1,000,000  of  transaction  amount;
         4% of the second $1,000,000;
         3% of the third $1,000,000;
         2% of the fourth  $1,000,000; and
         1% of the remainder of the transaction amount.

         As described previously, the Company is seeking to raise additional capital for the expansion of the business of PhyMed and has recently commenced a private offering of securities. See "Recent Developments-PhyMed's Present Business and Contemplated Growth." The offering is being made to accredited investors only and seeks to raise a minimum of $200,000 and a maximum of $3,000,000 from the sale of Units of a new Series B 12% Convertible Preferred Stock and Warrants to purchase Common Stock. See "3. 1-for-10 Reverse Stock Split-Issuable Shares of Common Stock." The consultants will earn a transaction fee on any capital the Company raises in this securities offering.


               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information, as of May 4, 1998, concerning the beneficial ownership of Common Stock by all Directors and nominees, certain executive officers, all Directors and executive officers of the Company, as a group, and each person who beneficially owns more than 5% of the 49,099,069 outstanding shares of Common Stock, $.001 par value. Unless otherwise indicated, each person named has sole voting and investment power over the shares indicated.

         Name and Address                          Amount and Nature of                 Percent
         of Beneficial Owner                       Beneficial Ownership (1)             of Class (1)
         -------------------                       ------------------------             ------------

         George C. Barker                                69,415,409 (2)(3)(4)               88.5%
         9603 White Rock Trail, Suite 100
         Dallas, Texas  75238

         Joe R. Love                                      5,076,280 (5)                      9.8%
         1601 N.W. Expressway, Suite 2101
         Oklahoma City, Oklahoma

         Joe P. Foor                                       4,554,080 (6)                     8.8%
         3535 NW Parkway
         Dallas, Texas 75225

         Judith F. Barker                                 69,415,409 (2)(3)(4)              88.5%
         9603 White Rock Trail, Suite 100
         Dallas, Texas  75238

         Marilyn Moss                                         10,000                          (7)
         9603 White Rock Trail, Suite 100
         Dallas, Texas  75238

         All directors and officers                       79,029,099                        94.6%
            as a group (5 persons)

--------------------------------------------
(1)      In  April  1998,  the  Board  of  Directors   authorized,   subject  to
         shareholder approval, a 1-for-10 reverse stock split, which includes increasing the par value of the Common Stock from $.001 to $.01.

(2) Includes 31,315,245 outstanding shares owned directly by Mr. Barker and 8,768,268 outstanding shares owned by the Phy.Med., Inc. Employee Stock Option Plan, as to which Mr. Barker is the sole trustee and has sole voting power. Also includes shares the Company is still obligated to issue to Mr. Barker (22,915,544 shares) and the ESOP (6,416,352 shares) in connection with the Merger. Such shares would have been issued at the time of the Merger but the Company did not have the necessary authorized but unissued shares. See "3. 1-for-10 Reverse Stock Split." Mr. and Mrs. Barker own in the aggregate approximately 70% of the vested interests of participants in the ESOP.

(3) Does not include shares which can be purchased upon the exercise of a recently granted stock option. On May 4, 1998, the Board of Directors granted Mr. Barker an option to purchase 5,000,000 shares of Common Stock, as presently constituted (500,000 shares after the effectiveness of the 1-for-10 reverse stock split), with vesting to be contingent upon the attainment by the Company of certain financial objectives. Therefore, it is not presently exercisable and will not be exercisable within the next 60 days. For additional information, see "5. Ratification and Approval of Stock Options."

(4) George C. Barker and Judith F. Barker are married. Mr. Barker is the owner of record or has the power to vote all the outstanding shares beneficially owned by him. Mrs. Barker is also deemed to be the beneficial owner of the same shares. Mrs. Barker disclaims any beneficial ownership of shares held by Mr. Barker as sole trustee of the ESOP but allocated to the accounts of ESOP participants other than Mr. or Mrs. Barker.

(5) Includes (a) holdings of family members of Mr. Love, (b) 68,280 shares issuable upon conversion of Series A Preferred Stock held by a corporation controlled by Mr. Love, and (c) 2,500,000 shares which can be purchased upon the exercise of a recently granted stock option. See "5. Ratification and Approval of Stock Options."

(6) Includes (a) 26,667 shares issuable upon conversion of Series A Preferred Stock held by Mr. Foor's wife, Anne Foor, and (b) 2,500,000 shares which can be purchased upon the exercise of a recently granted stock option. See "5. Ratification and Approval of Stock Options."

(7)      Less than 1%.

         By virtue of his beneficial ownership of Common Stock, Mr. Barker may be deemed to be a "parent" of the Company as such term is defined in the rules and regulations of the Securities and Exchange Commission.

Possible Change of Control

         Prior to the Merger on April 3, 1998, there were 800 common shares of PhyMed outstanding, of which 500 were owned by Mr. Barker, individually, and 300 were owned by the ESOP.

         In the Merger, the 500 PhyMed common shares owned by Barker were converted into immediate ownership of and the right to receive 54,230,788 shares of Common Stock of the Company, and 140 of the 300 PhyMed common shares owned by the ESOP were converted in like manner into 15,184,621 shares of Common Stock of the Company. The remaining 160 PhyMed common shares held by the ESOP now constitute the 20% of PhyMed common shares not owned by the Company.

         The 800 shares of PhyMed owned by Barker and the ESOP at the time of the Merger were pledged to Patrick Alan Luckett ("Luckett") to secure the payment of (a) two promissory notes payable to the order of Luckett, which were issued to him as partial payment for shares of PhyMed purchased from him, and
(b) a guaranty of such notes.

         On September 21, 1993, Barker and Luckett owned all the then outstanding common shares of PhyMed, Inc., each of them owning of 500 common shares. On such date Luckett sold 200 of his shares to PhyMed and 300 shares to the ESOP. The sales were for cash and promissory notes. One note was issued by PhyMed in the original principal amount of $800,000 pursuant to the terms of a Loan and Security Merger dated September 21, 1993, and the second promissory note was issued by the ESOP in the original principal amount of $800,000. Both notes were guaranteed by Barker. The PhyMed note was secured by the 200 shares repurchased from Luckett by PhyMed; the ESOP note was secured by the 300 shares the ESOP purchased from Luckett; and the 500 shares already owned by Barker were pledged to secure his guaranty of the two notes.

         The aggregate of 69,415,409 shares of Common Stock of the Company received and to be received by Barker and the ESOP as a result of the Merger have been and will be substituted in the pledge for the 640 PhyMed shares which were released from the pledge and converted into such shares of Common Stock of the Company. The 20% of PhyMed still owned by the ESOP remains pledged for such purpose.

         As of April 1, 1998, the unpaid principal balance on the PhyMed note was $186,008, and the ESOP note was $384,167.

                2. CHANGE OF THE COMPANY'S NAME TO "PHYMED, INC."

         The Company acquired its 80% ownership of PhyMed in a reverse triangular merger (the "Merger"). This was the consummation of the transaction contracted for in an Agreement and Plan of Reorganization and Merger dated March 6, 1998 (the "Merger Agreement"), between the Company, PhyMed, Mr. Barker, the ESOP and a transitory subsidiary of the Company.

         The parties to the Merger Agreement agreed that the Company will change its name to "PhyMed, Inc." The Company had only nominal assets and liabilities and no business operations prior to the Merger, so the Company's business is now PhyMed's business. Therefore, the Board of Directors believes the name "PhyMed, Inc." is more appropriate because it reflects the name used in the Company's post-Merger business operations. Therefore, on April 3, 1998, in connection with the Merger, the Board of Directors approved a resolution, subject to shareholder approval, amending Article 5 of the Company's Certificate of Incorporation to change its name to "PhyMed, Inc."

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the proposed amendment to change the name of the Company. Mr. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 outstanding Common Shares of the Company and has informed the Company that he intends to vote all such shares in favor of the proposed amendment. If approved by the shareholders, the amendment will take effect upon filing with the Secretary of State of Oklahoma, which is expected to occur shortly after the Annual Meeting.

                         3. 1-FOR-10 REVERSE STOCK SPLIT

General

         The Company presently is authorized to issue 50,000,000 shares of Common Stock having a par value of $.001 per share. After giving effect to the Merger on April 3, 1998, 49,099,069 shares of Common Stock were issued and outstanding. The remaining 900,931 authorized but unissued shares, were reserved for issuance upon conversion of the Company's outstanding Series A Preferred Stock. Therefore, the Company has no shares remaining for other purposes.

Number of Shares of Authorized Common Stock Needed

         As described below, the Company is still obligated to issue 29,331,896 shares to Mr. Barker and the ESOP to fulfill the Company's obligations under the Merger. In addition, an aggregate of 10,000,000 shares, as presently constituted, will be issuable upon the exercise of the stock options the Board of Directors has granted to Messrs. Barker, Love and Foor. See "5. Ratification and Approval of Stock Options."

         Further, the Company is presently conducting a private offering of securities to accredited investors only. The offering seeks to raise a minimum of $200,000 and a maximum of $3,000,000 from the sale of Units of securities. Each $10.00 Unit consists of one share of a new Series B 12% Cumulative Convertible Preferred Stock and Series A Warrants to purchase Common Stock. Each share of the Series B Preferred Stock will be convertible into 50 shares of Common Stock, as presently constituted, and each Series A Warrant will be exercisable to purchase 20 shares of Common Stock at $0.325, as presently constituted. If the Company were to sell maximum in this private offering, as to which there can be no assurance, the Company would need to reserve for issuance an additional 21,000,000 authorized shares of Common Stock, as presently constituted. These shares would be issuable upon conversion of the Series B Preferred Stock and the exercise of the Series A Warrants.

         The terms of the Series B Preferred authorize the Board of Directors not to pay dividends on the Series B Preferred Stock until the end of the first full fiscal year ending on or after December 31, 1998, during which the Corporation reports net income after taxes of at least $1,200,000. After such point in time, the Board of Directors may choose to pay the 12% cumulative annual dividends on the Series B Preferred Stock in shares of Common Stock. In such event, the number of shares of Common Stock to be issued will depend on the then current market value of the Common Stock at the time the dividend is paid. If the Company were to sell the maximum of $3,000,000 in the private offering, then at the present bid price of $0.15 per share of Common Stock, the Company would need an additional 2,400,000 authorized but unissued shares of Common Stock each year to pay dividends on the Series B Preferred Stock, should the Board of Directors determine to pay such dividends in shares of Common Stock for an entire year.

         In connection with the Merger on April 3, 1998, George C. Barker, individually, the Phy.Med., Inc. Employee Stock Ownership Plan (the "ESOP"), acquired from the Company, in the aggregate, immediate ownership of and the right to receive an aggregate of 69,415,409 authorized but unissued shares of Common Stock, $.001 par value, of the Company, as presently constituted, which, if all such shares were outstanding, would constitute 88.5% of the Company's then outstanding 78,430,965 shares of Common Stock (87.5% of the 79,331,896 shares which would be outstanding on a fully diluted basis).

         The parties to the Merger Agreement contemplate a 1-for-10 reverse stock split which will become effective shortly after the annual meeting of shareholders. Upon the effectiveness of such reverse split, Mr. Barker and the ESOP will own 6,941,540 shares of the 7,843,097 shares, $.01 par value, outstanding (7,933,190 shares on a fully diluted basis). The Company will continue to have 50,000,000 shares of Common Stock authorized.

         The Company has 50,000,000 shares of Common Stock authorized for issuance and, at the time of the Merger, had 9,916,487 shares issued and outstanding or reserved for issuance. To the extent that the terms of the Merger would have resulted in the issuance of more than 50,000,000 shares, the excess over 50,000,000 shall not be issued until such time as the shareholders of the Company have approved an appropriate amendment to the Company's Certificate of Incorporation. Prior to such approval, Barker and the ESOP will continue to have a contractual right, pursuant to the Merger and the Articles of Merger filed with the Secretary of State of Texas at the time of the Merger, to receive such excess shares, subject to such required shareholder approval.

         In summary, Mr. Barker and the ESOP received an aggregate of 40,083,513 shares of the Company at the time of the Merger, the same being 80.167% of the 49,099,069 shares outstanding on the record date. Of such number, Barker, individually, received 31,315,245 shares (approximately 62.6%) of the outstanding shares, and the ESOP received 8,768,268 shares (approximately 17.5%).

         Barker and the ESOP continue to have a contractual right to receive, in the aggregate, an additional 29,331,896 shares, which will result in their having, collectively, 87.5% of the Common Stock of the Company on a fully-diluted basis. Of such additional shares, 22,915,544 will be received by Barker, individually, and 6,416,352 shares will be received by the ESOP.

         The parties to the Merger Agreement contemplate that the shareholders of the Company will approve an amendment to the Company's Certificate of Incorporation approving a 1-for-10 reverse stock split (including an increase in the par value of the Common Stock from $.001 to $.01). Upon the effectiveness of such reverse stock split, all outstanding shares of common stock of the Company, including the shares which were issued to Barker and the ESOP upon the effectiveness of the Merger, will represent one-tenth (1/10th) as many shares. In addition, all shares reserved for issuance, including the shares which the Company will still have a contractual obligation to issue to Barker and the ESOP, will become rights to receive one-tenth (1/10th) as many shares. The unissued shares due Barker and the ESOP from the Merger will then be immediately issued because the Company will then have a sufficient number of authorized but unissued shares to issue for this purpose.

Proposed Charter Amendment Regarding the 1-For-10 Reverse Stock Split

         In connection with the Merger, the Board of Directors has approved a resolution, subject to shareholder approval, amending Article 5 of the Company's Certificate of Incorporation to multiply the par value of the Common Stock by a factor of 10, thereby increasing the par value from $.001 to $.01, and, at the same time, divide the number of outstanding and reserved shares by 10. The text of Article 5, as proposed to be amended (including the authorizations regarding Preferred Stock described in Proposal 4 below), is attached to this Proxy Statement as Exhibit "A."

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the proposed amendment in order to effect the 1-for-10 reverse stock split. Mr. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 outstanding Common Shares of the Company and has informed the Company that he intends to vote all such shares in favor of the proposed amendment. If approved by the shareholders, the amendment will take effect upon filing with the Secretary of State of Oklahoma, which is expected to occur shortly after the Annual Meeting.

                   4. AUTHORIZATIONS REGARDING PREFERRED STOCK

General

         The authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock, par value $.001 per share, of which 49,099,069 are issued and outstanding, an additional 900,931 are reserved for issuance. In addition, the Company is obligated, subject to shareholder approval, to issue an additional 29,331,896 shares to Mr. Barker and the ESOP in connection with the Merger. The authorized capital stock of the Company also includes one million (1,000,000) shares of Series "A" Preferred Stock, par value $1.00 per share, of which 135,139 shares are issued outstanding.

         The Certificate of Incorporation does not grant the Board of Directors "blank check" authority to establish new series of Preferred Stock and fix the terms of new series of Preferred Stock and determine the number of shares of authorized Preferred Stock to be designated to each series. The Board of Directors proposes that the shareholders approve an amendment to the Certificate of Incorporation which will establish a new Series B 12% Convertible Preferred Stock, change all shares of Preferred Stock which may be undesignated at any time from "Series 'A' Preferred Stock" to simply "Preferred Stock," and authorize the Board of Directors to determine the preferences, limitations and relative rights of all shares of Preferred Stock which may be undesignated at any time, or one or more series of Preferred Stock, and to issue such shares from time to time on terms and conditions approved by the Board of Directors.

"Blank Check" Authority Regarding Preferred Stock

         As part of this proposed amendment, the Board of Directors desires to have general authority to issue shares of Preferred Stock in one or more series and to establish by resolution or resolutions, the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued. This is commonly referred to as authorizing "blank check" Preferred Stock. No further authorization by the shareholders for the issuance of any shares of Preferred Stock is to be obtained.

         The Certificate of Incorporation presently provides that all 1,000,000 shares of authorized Preferred Stock shall be designated as Series "A" Preferred Stock (Non-Voting). The proposed amendment would also change this to designate 135,139 shares of Preferred Stock as Series "A" Preferred Stock (Non-Voting) and 300,000 shares as Series B 12% Cumulative Convertible Preferred Stock, as described below. The amendment would otherwise refer to the remaining shares of Preferred Stock as simply "Preferred Stock." These shares would be undesignated Preferred Stock, and the Board of Directors could exercise its "blank check" authority over such shares.

         The only offering of Preferred Stock contemplated at the present time is the proposed Series B Preferred Stock., which is discussed below. As part of the amendment, the Board of Directors will be authorized to determine the terms of any other series of Preferred Stock to be issued, including dividend rates, conversion prices, voting rights, redemption prices and similar matters. However, the Board of Directors will not have the authority to change the rights or preferences of shares of Series "A" Preferred Stock or Series B Preferred Stock which are outstanding at the time any authorized change is to take effect.

         The Board of Directors believes that the proposed authorization of "blank check" authority over Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as financings, corporate mergers, acquisitions of businesses or other assets, or other corporate purposes. Having such authorized shares available for issuance in the future would allow shares of Preferred Stock to be issued without the expense and delay of a special shareholders' meeting. The shares of Preferred Stock would be available for issuance from time to time for any proper corporate purposes in one or more series (which may be "customized" by the Board for the particular purpose) without further action by the holders of shares of Common Stock or any then-outstanding shares of Preferred Stock, except as may be required by applicable law. In this respect, the situation will be similar to the issue of additional shares of authorized but unissued Common Stock, which can now be issued and sold by the Board of Directors for any proper corporate purpose without further action by shareholders, except as may be required by applicable law.

         It is not possible to state the precise effects of the authorization of "blank check" authority over Preferred Stock upon the rights of holders of Common Stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of one or more series of new Preferred Stock that are actually issued in the future. However, such effects might include (a) a reduction of the amount otherwise available for payment of any dividends on Common Stock, to the extent dividends are payable on any issued shares of a new series of Preferred Stock, and restrictions on dividends on Common Stock if dividends on then outstanding shares of any new series of Preferred Stock are in arrears; (b) dilution of the voting power of the Common Stock to the extent that any issued series of any new series of Preferred Stock has voting rights as may be determined by the Board; and (c) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to then outstanding shares of any new series of Preferred Stock.

The Series B Preferred Stock

         General. In connection with the private offering of securities described in "Recent Developments" above, the Board of Directors has authorized, subject to approval by the shareholders, the creation and issuance of up to three hundred thousand (300,000) shares of Series B 12% Cumulative Convertible Preferred Stock, par value $1.00 per share, ("Series B Preferred Stock") such series will have the rights, preferences and privileges hereafter described. The Board of Directors proposes that the shareholders approve an amendment to the Company's Certificate of Incorporation that will create the Series B Preferred Stock.

         The general effect of the authorization or issuance of the Series B Preferred Stock will be to create additional rights that are senior and prior to those of the holders of Common Stock, particularly, dividend, redemption and liquidation rights.

         Dividend Rights. The holders of Series B Preferred Stock will be entitled to receive dividends out of any funds legally available for that purpose at the annual rate of 12% of the amount of the liquidation preference and no more, payable annually, or at such shorter intervals as the Board of Directors may from time to time determine. These dividend rights are subject to certain conditions described below and also to the senior and prior dividend rights of the holders of the Series "A" Preferred Stock.

         Subject to the limitation described in the next succeeding paragraph, dividends will accrue on all shares of Series B Preferred Stock from the date they are issued and will accrue from day to day, whether or not earned or declared. Dividends will be payable when, as and if declared by the Board of Directors. The Board of Directors will not be obligated to declare any dividends to the holders of Series B Preferred Stock, and such holders will have no right to receive any dividends unless and until declared by the Board of directors in its sole and absolute discretion. Dividends are payable once a year within forty-five (45) days after completion of the audit of the Corporation's financial statements for the fiscal year just ended.

         Accrued but unpaid dividends on the Series B Preferred Stock will be payable before any dividends are paid, declared, or set apart for holders of any other series of Preferred Stock junior to the Series B Preferred Stock or for holders of Common Stock. In addition, dividends are cumulative so that if, for any dividend period, the preferential dividends on Series B Preferred Stock are not paid, or declared, or set apart, the deficiency must be fully paid or declared and set apart, without interest, before any distribution (by dividend or otherwise) is paid on, declared, or set apart for any other series of Preferred Stock junior to the Series B Preferred Stock or for Common Stock.

         The Board of Directors may determine that dividends will not accrue and will not be paid on the Series B Preferred Stock for all or any part of the period prior to the end of the first full fiscal year ending on or after December 31, 1998, during which the Corporation shall have reported net income after taxes of at least $1,200,000, as reflected on the Corporation's audited financial statements for such year. In such event, the holders of Series B Preferred Stock will not be entitled to receive dividends during such period of time.

         Separate and apart from the limitation on the payment of dividends described in the preceding paragraph, the Board of Directors may determine to pay dividends on the Series B Preferred Stock either in shares of Common Stock or in cash for any period or periods of time, whether consecutive or not. In such event, the value of a share of Common Stock will be determined by averaging the daily high bid and low asked prices for a share for the 10 consecutive trading days on which such shares are actually traded preceding the end of the period, if the Common Stock is traded at the time other than on the NASDAQ National Market System. The high bid and low asked prices used shall be those reported in the Wall Street Journal, or if not so reported, as furnished by a professional market maker making a market in the Common Stock and selected by the Board of Directors. If the Common Stock is traded on NASDAQ at the time, the value of a share of Common Stock will be determined by averaging the daily closing prices (i.e., last sale price, regular way) for a share for the 10 consecutive trading days on which such shares are actually traded on the NASDAQ National Market System preceding the end of the period.

         Conversion and Redemption. Beginning August 31, 1998, each share of Series B Preferred Stock is convertible at the option of the holder into 50 shares of Company's Common Stock, as presently constituted (five shares after the effectiveness of the 1-for-10 reverse stock split), but unless previously converted, is subject to call and redemption by the Company at $10.00 per share at any time after 5:00 p.m. Dallas, Texas time, on July 31, 1999.

         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Company, holders of the Series B Preferred Stock are entitled to receive, out of legally available funds, a liquidation preference of $10.00 per share, plus an amount equal to any unpaid dividends to the payment date, before any payment or distribution is made to the holders of the Company's Common Stock or any other class of the Company's stock that ranks junior to the Series B Preferred Stock. These liquidation rights are subject to the senior and prior rights of the holders of the Series "A" Preferred Stock.
         Other Rights. The holders of Series B Preferred Stock will have no voting, preemptive, sinking fund or other rights as shareholders of the Company, other than the rights described above.

The Private Offering

         General. As discussed above, the Company is conducting a private offering of securities to accredited investors, and shares of Series B Preferred Stock will be issued to investors who purchase securities in this offering, if the Company sells at least the $200,000 minimum offering. See "Recent Developments-PhyMed's Present Business and Contemplated Growth" and "3. 1-For-3 Reverse Stock Split."

         Use of Proceeds. The net proceeds of the offering are expected to be $170,000, if the minimum offering is sold, and $2,700,000, if the maximum offering is sold. The Company presently intends that the net proceeds of this offering will be used primarily to expand PhyMed's business through the development of new medical diagnostic imaging (radiological) centers, the acquisition of existing centers and commencing and expanding the use of capitated services agreements.

         The offering is in effect a "blind pool" offering. Management is investigating and exploring a number of possible expansion projects. Specific proposed undertakings have not yet been selected to be financed with the proceeds of the offering, in part because such decisions will depend on how much capital is raised in the offering. The specific projects which are ultimately selected will depend on several factors, such as the terms, if any, that can be negotiated, the availability and timing of various items, and the amount of financing needed and available. Management will use its best judgment in negotiating and selecting projects, but there is no assurance that any of such projects will produce a return on investment. Investors must, of necessity, rely on the ability and judgment of Management in selecting, negotiating and managing projects.

         Within this framework, the following table sets forth the Company's best estimate of the uses that will be made of the offering proceeds, assuming in the alternative that either only the minimum or only the maximum is sold:

                                                      Minimum        Maximum
         Acquisition and Development of Centers       $100,000       $2,000,000
         Development of Capitated Contracts             60,000          400,000
         General, Administrative & Working Capital      10,000          300,000
                                                      --------       ----------
                  Total                               $170,000       $2,700,000

Series A Preferred Stock

         General. The Company's Certificate of Incorporation authorizes one million (1,000,000) shares of Series "A" Preferred Stock, par value $1.00 per share, of which 135,139 shares are issued outstanding. However, the Certificate of Incorporation does not set forth the rights and preferences of the Company's Series A Preferred Stock other than to provide that they have no voting rights. Therefore, the rights and preferences of the outstanding 135,139 shares of Series A Preferred Stock cannot be determined conclusively.

         Such 135,139 shares were issued by the Company's predecessor, Sooner Energy Corp. ("Sooner-British Columbia"), when such company was domiciled in British Columbia, Canada. In 1988, Sooner-British Columbia filed resolutions with the Registrar of Companies in British Columbia authorizing certain Series "A" Preferred Shares, Can. $1.00 par value, and designating certain of such authorized shares as Series "A-1," Series "A-2" and Series "A-3" Preferred Shares. The resolutions fixed the rights and designations of each of the three series of preferred shares, which rights included non-cumulative dividend rights, a preference upon liquidation, rights to convert such shares into common shares of Sooner, and no voting rights. The Company's present management believes without assurance the outstanding 135,139 shares of the Company's Series A Preferred Stock were originally issued by Sooner-British Columbia as Series "A-1" Preferred Shares for an amount equal to their par value.

         In  1994,   Sooner-British   Columbia  was  "continued"  as  a  Wyoming
corporation with the same name ("Sooner-Wyoming") and was immediately merged into the Company, which was a wholly-owned subsidiary of Sooner-Wyoming. The effect of the continuation documents filed in Wyoming was to preserve any rights or privileges which had accrued in favor of the holders of the Sooner- British Columbia Series A Preferred Shares prior to the continuation and to deem that such shares had been issued in compliance with Wyoming law. The documents on file with Wyoming and Oklahoma public officials provide that each share of Series "A" Preferred Stock of Sooner-Wyoming outstanding at the time of the merger was converted into one share of Series A Preferred Stock of the Company. However, none of such documents sets forth the rights and preferences of either Sooner- Wyoming's or the Company's Series A Preferred Stock, other than to provide that they have no voting rights.

         Thus, the rights and preferences of the Series A Preferred Stock cannot be determined conclusively. The Company believes without assurance that an Oklahoma court having jurisdiction over the matter would determine that the best evidence of those rights and preferences is the resolutions fixing the rights and preferences of the original Series "A-1" Preferred Shares filed by Sooner-British Columbia with the Registrar of Companies in 1988.

         Based on the foregoing, the Company believes that the 135,139 shares of Series A Preferred Stock currently outstanding have the following rights, preferences and privileges:

         Dividend Rights. The holders of Series A Preferred Stock are entitled to receive dividends out of any funds legally available for that purpose at the rate of 5% per annum of the amount paid in with respect to such shares (which the Company believes was Can. $1.00 per share), before any dividends are paid to the holders of any other class of the Company's stock that ranks junior to the Series A Preferred Stock, such as the Company's Series B Preferred Stock or the Common Stock.

         Conversion Rights. Each of the 135,139 shares of Series A Preferred Stock currently outstanding is convertible at the option of the holder into
6.6667 shares of the Company's Common Stock, as the same is presently constituted (0.66667, after the effectiveness of the 1-for-10 reverse stock split). Accordingly, the 135,139 shares of Series A Preferred Stock are convertible into an aggregate of 900,931 shares of such Common Stock.

         The Company's position is that the 1-for-10 reverse stock split will decrease the conversion rate from 6.6667 to 0.66667 and thereby reduce the number of shares issuable upon conversion after the reverse split to 1/10th of the number of shares issuable before the split. Accordingly, if the 135,139 shares of Series A Preferred Stock continue to be outstanding on the date the reverse split becomes effective, they will convertible after the reverse split into 90,093 shares of Common Stock instead of 900,931 shares.

         However, the charter of Sooner-British Columbia is not clear on this point and is susceptible of a contrary interpretation. Article 24.3.F(v)B of the charter provides for the Company's position of a proportionate reduction "[i]n the event of any  consolidation  . . . . of the common  shares at any time on or before the 1st day of May, 1989, while any of the Series "A-1" Preferred Shares are outstanding into a lesser number . . . of shares." The Series "A-1" Preferred Shares first became convertible on such date and the conversion rate was determined on such date by reference to a formula in the applicable subsection of Article 24.3, but there is no indication as to why the anti-dilution provisions should terminate on such date. It is the Company's position that the insertion of this date was the result of a drafting error and that the proportionate reduction will occur, as described above.

         Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Company, holders of the Series A Preferred Stock are entitled to receive, out of legally available funds, a liquidation preference equal to the amount paid in with respect to such shares (which the Company believes was Can. $1.00 per share), plus an amount equal to any unpaid dividends to the payment date, before any payment or distribution is made to the holders of any other class of the Company's stock that ranks junior to the Series A Preferred Stock, such as the Company's Series B Preferred Stock or the Common Stock.

         Other Rights. The holders of Series A Preferred Stock have no voting, redemption, or sinking fund rights, and the Company believes without assurance that they have no preemptive rights.

Common Stock

         The par value of the 50,000,000 shares of Common Stock is $.001 per share. Of such number, 49,099,069 shares are issued and outstanding and 900,931 are reserved for issuance upon the conversion of the Series "A" Preferred Stock. In addition, the Company is obligated, subject to shareholder approval, to issue an additional 29,331,896 shares to Mr. Barker and the ESOP in connection with the Merger. After the effectiveness of the proposed 1-for-10 reverse stock split, the par value of the Common Stock will be $.01 per share.

         Holders of the Common Stock are entitled to one vote per share on all matters voted on by stockholders. There are no cumulative voting rights, which means that the holders of a majority of the outstanding Common Stock are able to elect all of the Directors and that the holders of the remaining Common Stock are not able to elect any Director. Holders of the Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds lawfully available for the payment of dividends, and upon any liquidation, dissolution or winding up of the affairs of the Company, to receive, pro rata, all of the assets of the Company available for distribution to stockholders after payment of debt and any liquidation preferences to the holders of any Series "A" referred Stock or Series B Preferred Stock that may be outstanding at the time.

         Holders of the Common Stock have no preemptive, redemption, sinking fund or conversion rights.

         The transfer agent for the Company's Common Stock is Securities Transfer Corporation, 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248.

Series A Warrants

         The proposed Series A Warrants being offered as part of the Units in the private offering will entitle the holder of each Warrant to purchase 20 shares of the Company's Common Stock at an exercise price of $0.325 per share, as presently constituted (two shares at $3.25 per share, after the effectiveness of the proposed 1-for-10 reverse split). The Series A Warrants may be exercised commencing one year after the date of issuance and will expire at 5:00 p.m., Dallas, Texas time, on July 31, 2001.

Proposed Charter Amendment Regarding Preferred Stock

         In connection with the Merger, the Board of Directors has approved a resolution, subject to shareholder approval, amending Article 5 of the Company's Certificate of Incorporation by establishing the Series B Preferred Stock and authorizing the Board of Directors to exercise "blank check" authority in regard to the Preferred Stock. The text of Article 5, as proposed to be amended (including the authorizations regarding the 1-for-10 reverse stock split described in Proposal 3 above), is attached to this Proxy Statement as Exhibit "A."

         The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to adopt the proposed amendment. Mr. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 outstanding Common Shares of the Company and has informed the Company that he intends to vote all such shares in favor of the proposed amendment. If approved by the shareholders, the amendment will take effect upon filing with the Secretary of State of Oklahoma, which is expected to occur shortly after the Annual Meeting.

                  5. RATIFICATION AND APPROVAL OF STOCK OPTIONS

         Effective May 4, 1998, the Board of Directors granted stock options to Messrs. Barker, Love and Foor, subject to the approval of the shareholders. Each of the options is subject to a separate stock option agreement and is not part of a plan. The three options are exercisable to purchase a total of 10,000,000 shares of the Company's Common Stock at $0.075 per share, as presently constituted (1,000,000 shares at $.75 per share, after the effectiveness of the 1-for-10 reverse stock split).

         Mr. Barker's option is exercisable to purchase 5,000,000 shares of Common Stock, as presently constituted (500,000 shares, after the effectiveness of the 1-for-10 reverse stock split). The option is not immediately exercisable. It vests and becomes exercisable in full at the end of any quarter during any fiscal year when the cumulative "Operating Profit Before Corporate Overhead" for such fiscal year to date equals or exceeds $1,065,483.

         Mr. Barker's option has a term of 10 years and expires on May 4, 2008. The purpose of Mr. Barker's stock option is to retain and incentivise him as Chairman of the Board, President and Chief Executive Officer of the Company.

         The options granted to Mr. Love and Mr. Foor are each exercisable to purchase 2,500,000 shares, as presently constituted (250,000 shares, after the effectiveness of the 1-for-10 reverse stock split). Each option can be exercised in whole or in part at any time after the effectiveness of the 1-for- 10 reverse stock split, has a term of 10 years and expires on May 4, 2008. The purpose of the options granted to Mr. Love and Mr. Foor is to compensate them for serving as Directors of the Company.

         The number of shares subject to an option is subject to proportional adjustment for any increase or decrease in the number of shares issued by the Company without receipt of consideration by the Company, such as a stock dividend or a stock split.

         The options are non-qualified stock options under the Internal Revenue Code of 1986. As a general rule, no tax is imposed on the optionee upon the grant of an option, nor will the Company be entitled to a tax deduction by reason of such grant. Generally, upon the exercise of an option, an optionee will be treated as receiving compensation taxable as ordinary income in the year of exercise in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Thereafter, if the holder holds the stock for a period of one year or less the sale will be treated as subject to ordinary income tax rates. Stock held for a period exceeding one year receives capital gain tax rate treatment. The Company will be entitled to a tax deduction in an amount equal to the compensation recognized by the optionee.

         Set forth below is certain information with respect to the options granted as of May 4, 1998, subject to approval of the options by the shareholders.


                                New Plan Benefits
                                -----------------
                          1998 Stock Option Agreements
                          ----------------------------
                                                       Number of Shares
                                                       ----------------
Name and Position           Dollar Value           Pre-Split         Post-Split
-----------------           ------------           ---------         ----------

George C. Barker               -0-(3)              5,000,000(1)      500,000(1)

Chairman of the Board, President
  and Chief Executive Officer

Joe R. Love                    -0- 3)             2,500,000(2)     250,000(2)
   Director

Joe P. Foor                    -0-(3)             2,500,000(2)     250,000(2)
   Director

Executive Group                -0-(3)             5,000,000(1)     500,000(1)

Non-Executive Director Group   -0-(3)             5,000,000(2)     500,000(2)

Non-Executive Officer          -0-                    -0-            -0-
   Employee Group
---------------------------------------------

(1) Mr. Barker's option vests and becomes exercisable in full at the end of any quarter during any fiscal year when the cumulative "Operating Profit Before Corporate Overhead" for such fiscal year to date equals or exceeds $1,065.483.

(2) Vested immediately upon the date of grant, May 4, 1998, subject to approval of the stock options by the shareholders of the Company at the Annual Meeting.

(3) The option price is $0.075 per share, as the Common Stock is presently constituted ($0.75 per share, after the effectiveness of the 1-for-10 reverse split). The dollar value of the option is equal to (a) the value of one share of Common Stock in excess of $0.075 per share, multiplied by (b) the number of shares covered by the option. On May 4, 1998, the date the options were granted, the bid and asked prices on the Common Stock were approximately $0.15 and $0.30. However, there is no established trading market in the Common Stock, and trades of the Common Stock take place only sporadically. Therefore, the Board of Directors has determined that the fair market value of the Common Stock on such date was $0.075, as the Common Stock is presently constituted ($0.75 per share, after the effectiveness of the 1-for-10 reverse split). Accordingly, the dollar value of the option is zero.

Vote Required for Ratification and Approval of the Stock Options

         The stock option agreements must be ratified and approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting. Mr. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 outstanding Common Shares of the Company and has informed the Company that he intends to vote all the 40,083,513 shares beneficially owned by him in favor of Proposal 5. Copies of Mr. Barker's and Mr. Love's Stock Option Agreements are attached to this Proxy Statement as Exhibit "B." Mr. Love's and Mr. Foor's agreements are the same.


              6. RATIFICATION AND APPROVAL OF INDEMNITY AGREEMENTS

General

         The Board of Directors has authorized and the Company has entered into separate Indemnity Agreements (the "Indemnity Agreements"), each in the form attached hereto as Exhibit "C," with its existing Directors and non-director officers. After the election of Directors at the Annual Meeting, the Company intends from time to time to enter into such Indemnity Agreements with any newly- elected Directors and also with any non-director officers selected by the Board of directors in its sole and absolute discretion. The Board believes that the Indemnity Agreements are in the best interests of the Company and its shareholders. In the Board's view, it is extremely important for the Company to continue to be able to retain and attract responsible and well-qualified individuals to serve as its Directors and officers. At the same time, the Board feels that the Company's ability in this regard is threatened by a growing risk of litigation directed against corporate directors and officers generally, and the difficult market for directors' and officers' liability insurance, in which the available coverage is more limited than in the past and the cost of such insurance has increased substantially. The Indemnity Agreements will, in the
Board's opinion, enhance the Company's ability to retain and attract well-qualified Directors and officers. The Directors have expressed their concern over the lack of directors' and officers' insurance coverage available to them. No nominee for Director has indicated that he will decline to serve or resign as a Director because of this problem.

         Although shareholder approval of the Indemnity Agreements is not required by law, the board of Directors considers it appropriate to submit the Indemnity Agreements to the shareholders of the Company for their ratification and approval, because the members of the Board are parties to, and therefore the beneficiaries of the rights contained in, the Indemnity Agreements. The Company believes that shareholder approval will remove as a basis for challenging the enforceability of such Agreements the fact that directors may be deemed to be interested parties under Section 1030 of the Oklahoma General Corporation Act (the "Oklahoma Law"). Although the Company cannot determine in advance its position with respect to any challenge to the enforceability of the Indemnity Agreements by a shareholder, the Company may assert shareholder approval of the Indemnity Agreements as a defense. A shareholder of the Company may be estopped from making a claim that the Indemnity Agreements or future Indemnity Agreements entered into by the Company with Directors and officers of the Company are invalid, if the shareholder votes in favor of such ratification and approval.

         Each Indemnity Agreement provides that it shall terminate at the conclusion of this year's Annual Meeting if it has not been ratified and approved at such meeting by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at such meeting. In the event such approval is not received, the Company's

Directors and officers would continue to have indemnification rights provided by the Oklahoma Law, Article 12 of the Company's Certificate of Incorporation.

         The Board anticipates that Indemnity Agreements substantially in the form of Exhibit "C" hereto will, if the Indemnity Agreements now in effect are ratified and approved as proposed, be entered into from time to time in the future with any newly-elected Directors and also with any non-director officers selected by the Board of directors in its sole and absolute discretion. Such new Indemnity Agreements will be subject to being authorized by the Board. The Board of Directors currently expects that such future agreements may differ from the Indemnity Agreements now in effect in that the future agreements may not provide for the termination thereof upon the failure to receive shareholder approval, and the Board at present does not expect to seek shareholder approval or ratification for any such future agreements. A shareholder of the Company may be estopped from making a claim that such future agreements entered into by the Company with directors and officers of the Company are invalid, if the shareholder votes in favor of such ratification and approval.

         The Indemnity Agreements became effective upon their execution and delivery and will, in accordance with their terms, provide indemnification protection to the Company's Directors and officers who are parties thereto, with respect to actions, suits and proceedings threatened or commenced before, as well as after, such date. The Board of Directors knows of no threatened, pending or completed action, suit or proceeding to which the Indemnity Agreements would apply.

         The Company has no present plans to provide indemnification protection to its directors and officers beyond that provided by the Indemnity Agreements.

Existing Indemnification Protection Apart From Indemnity Agreements

         Apart from the Indemnity Agreements, the Company currently affords protection, by means of indemnification to its Directors and officers. The Company is incorporated under the Oklahoma Law. Section 1031 of the Oklahoma Law provides a detailed statutory framework covering indemnification of Directors and officers against liabilities and expenses arising out of legal proceedings brought against them by reason of their status or service as directors and officers. Article 12 of the Company's Certificate of Incorporation provides that the Company shall indemnify its Directors and officers to the fullest extent authorized by the Oklahoma Law.

         Article 12 of the Certificate of Incorporation (which is based upon the statutory indemnification scheme contained in Section 1030 of the Oklahoma Law) provides, in effect, that a Director or officer of the Company (i) shall be indemnified by the Company for all expenses of such litigation when he is successful on merits, (ii) shall be indemnified by the Company for the expenses, judgments, fines and amounts paid in settlement of such litigation (other than a derivative suit), even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company (and, in the case of a criminal proceeding, had no reason to believe his conduct was unlawful), and (iii) shall be indemnified by the Company for expenses of a derivative suit (a suit by a shareholder by or in the right of the Company alleging a breach by a director or officer of a duty owed to the Company even if he is not successful on the merits, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, provided that no such indemnification may be made in accordance with this clause (iii) if he is adjudged liable to the Company, unless a court determines that, despite such adjudication but in view of all of the circumstances, he is entitled to indemnification. The indemnification described in clauses (ii) and (iii) above shall be made only upon a determination by a majority of a quorum of disinterested directors, independent legal counsel or the shareholders that indemnification is proper because the applicable standard of conduct has been met. It is possible that indemnification pursuant to clause
(ii) above would be authorized where a Director or officer of the Company has been adjudged to have been negligent or grossly negligent, if the standard specified in clause (ii) has been satisfied. The Board of Directors of the Company may also authorize the advancement of litigation expenses to a Director or officer upon receipt of an undertaking by such Director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified by the Company.

Limitations  of  Existing   Indemnification   Protection  Apart  from  Indemnity
Agreements

         There are, in the Board's judgment, certain limitations inherent in the protection currently afforded to the Company's Directors and officers apart from the Indemnity Agreements. For one thing, the Certificate of Incorporation, including the indemnification provisions contained therein, is subject to amendment upon obtaining the required vote of shareholders. One of the principal purposes of the Indemnity Agreements is to provide the Directors and officers entering into the same with a continuing basis of indemnification protection that cannot be made the subject of unilateral amendment or revocation. As a contracting party, each indemnified Director or officer must grant his written consent to any amendment to his Indemnity Agreement.

         In addition, the Board of Directors believes that the indemnification provided by the Certificate of Incorporation which is based on the statutory indemnification scheme, has other limitations: (i) Section 1031 of the Oklahoma Law does not provide for indemnification of a director or officer for amounts paid in settlement of a derivative action; and (ii) the Company is under no obligation to advance litigation expenses to a Director or officer. The Indemnity Agreements address each of these limitations. In view of the nature of a derivative suit (a suit by a shareholder by or in the right of a corporation alleging a breach by a director or officer of a duty owed bo the corporation), the requirement under the Indemnity Agreements of indemnification for amounts paid in settlement of derivative actions could result in the Company reimbursing the Directors or officers who are the defendants in such a case for amounts recovered by the Company from such defendants pursuant to a settlement of the case.

         The Indemnity Agreements are based on the indemnification scheme set forth in Section 1031 of the Oklahoma Law which is incorporated into Article 12 of the Certificate of Incorporation as discussed above (See "Existing Indemnification Protection Apart From Indemnity Agreements"), with certain changes and additions. The Indemnity Agreements, however, do not obligate the Company to provide indemnification coverage for actions of a Director or officer beyond what the Company is already obligated to provide by Article 12 of the Certificate of Incorporation, except that the Indemnity Agreements obligate the Company to provide indemnification for amounts paid in settlement of a derivative action.

         In view of the foregoing limitations of the indemnification and insurance protection currently afforded to the Company's Directors and officers apart from the Indemnity Agreements, and for the reasons mentioned above, the Board of Directors believes that it is in the best interests of the Company and its shareholders to supplement such protection with the Indemnity Agreements.

Indemnity Agreements

         The Indemnity Agreements are based on the indemnification scheme set forth in Section 1031 of the Oklahoma Law which is incorporated into Article 12 of the Certificate of Incorporation as discussed above (See "Existing Indemnification Protection Apart From Indemnity Agreements"), with certain changes and additions. The description of the Indemnity Agreements set forth herein is qualified in its entirety by the full text of the Indemnity Agreement attached as Exhibit "C". The principal changes and additions are as follows:

         First, the Indemnity Agreements establish the presumption that the Director or officer has met the applicable standard of conduct required for indemnification. Indemnification will be made unless the Board of Directors or independent counsel determines that the applicable standard of conduct has not been met. Following a Change in Control of the Company (as defined in the Indemnity Agreements), this determination must be made by independent counsel selected in the manner provided in the Indemnity Agreements. The Indemnity Agreements provide a detailed procedure relating to the selection of independent counsel following a Change in Control of the Company in which the Board of Directors following a Change in Control of the Company participates. Furthermore, the Indemnity Agreements provide that the independent counsel shall not have provided legal services to the Company or the person seeking indemnification during the preceding five years. The Board, therefore, does not believe that this provision will discourage a potential acquirer from attempting to accomplish a Change in Control of the Company.

         Second, the Indemnity Agreements provide that litigation expenses shall be advanced to a Director or officer at his request provided that he undertakes to repay the amount advanced in it is ultimately determined that he is not entitled to indemnification for such expenses.

         Third, the Indemnity Agreements explicitly provide for indemnification of amounts paid in settlement of a derivative suit.

         Fourth, in the event of a determination by the disinterested members of the Board of Directors or independent counsel that a Director or officer did not meet the standard of conduct required for indemnification, the Indemnity Agreements allow such Director or officer to contest this determination by petitioning a court to make an independent determination of whether such Director or officer is entitled to indemnification under his Indemnity Agreement.

         Fifth, the Indemnity Agreements explicitly provide for partial indemnification of costs and expenses in the event that a Director or officer is not entitled to full indemnification under the terms of his Indemnity Agreement.

         Sixth, in the event a lawsuit is dismissed without prejudice, the Indemnity Agreements provide that the Director or officer shall be entitled to indemnification for his expenses.

         Seventh, the Indemnity Agreements provide that the expenses incurred by a Director or officer in enforcing his rights under the Indemnity Agreements shall be reimbursed by the Company.

         Finally, the Indemnity Agreements provide that, to the extent permitted by applicable law, the Company may, but is not obligated to, secure its obligations to its Directors and officers under the Indemnity Agreements through insurance, collateral, letters of credit or other security devices approved by the Board of Directors. No action has been taken by the Board of Directors to provide such security, although the Board will have the authority to take such action in the future.

         The Securities and Exchange Commission ("{SEC") takes the position that indemnification of directors or officers against violations of the Securities Act of 1933 is against public policy and unenforceable, and any time the Company registers securities with the SEC it must execute an undertaking to submit to a court any such indemnification claim arising with respect to the registered securities for a determination whether the clause is enforceable and to be bound by the court's decision. Accordingly, any claim made by a Director or officer of the Company for indemnification under an Indemnity Agreement with respect to a claim subject to the Company's undertaking to the SEC will have to be submitted to a court before final payment thereunder would be made to the Director or officer.

Vote Required for Ratification and Approval of the Indemnity Agreements

         The Indemnity Agreements must be ratified and approved by the affirmative vote of the holders of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting. Mr. Barker owns of record or beneficially 40,083,513 (80.17%) of the 49,099,069 outstanding Common Shares of the Company and has informed the Company that he intends to vote all the 40,083,513 shares beneficially owned by him in favor of Proposal 6.

                             7. INDEPENDENT AUDITORS

         The shareholders are being asked to ratify the selection by the Board of Directors of Grant Thornton LLP as the independent public accountants for the Company for the fiscal year ending December 31, 1998.

         The firm of Grant Thornton LLP has served as the independent public accountants for the Company for the fiscal year ending December 31, 1997, and the Board of Directors has selected Grant

Thornton LLP to serve as the Company's independent public accountant for the current fiscal year.

         Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, to have the opportunity to make a statement, if they so desire, and to be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

         In order to be considered for inclusion in the Company's Proxy Statement for the Annual Meeting to be held in 1999, all shareholder proposals must be received by the Company on or prior to January 16, 1999. Any proposal should be sent to the attention of the Company.


                                          By the Order of the Board of Directors
                                          Judith F. Barker
 May 20, 1998                                      Secretary


         UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH, AT NO CHARGE TO THE SHAREHOLDER, A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE REQUEST SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY AT 9603 WHITE ROCK TRAIL, SUITE 100 DALLAS, TEXAS 75238.

                                   EXHIBIT "A"

            TEXT OF AMENDED ARTICLE 5 OF CERTIFICATE OF INCORPORATION

         If Proposals 3 and 4 are both approved by the shareholders, the present
Article 5 of the Certificate of Incorporation of Tatonka Energy, Inc. will be deleted in its entirety and replaced with the following Article 5:

         "5. The shares to be issued by the Corporation shall be of two classes, namely, Voting Common Stock, of a par value of One Cent ($0.01) per share, and Preferred Stock, of a par value of One Dollar ($1.00) per share. The Corporation shall have the authority to allot an aggregate number of fifty million (50,000,000) shares of the Voting Common Stock and an aggregate number of one million (1,000,000) shares of Preferred Stock.

         A. Authority of the Board of Directors. Regarding Preferred Stock, 135,139 shares are designated as Series "A" Preferred Stock (Non-Voting) and 300,000 shares are designated as Series B 12% Cumulative Convertible Preferred Stock. The Board of Directors shall be vested with and shall have the authority to issue any or all shares of Preferred Stock in one or more series and by resolution or resolutions, to establish the designation, number, full or limited voting powers, or the denial of voting powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics of each series to be issued; provided, however, that the Board of Directors may not change the rights and preferences of shares of Series "A" Preferred Stock (Non-Voting) or Series B 12% Cumulative Convertible Preferred Stock, which are outstanding at the time any authorized change is to take effect.

         B. Series B 12% Cumulative Convertible Preferred Stock. The "Series B 12% Cumulative Convertible Preferred Stock" (the "Series B Preferred Stock") shall have the powers, preferences and relative, participating, optional, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics set forth below.

                  (a) Voting Rights. The Series B Preferred Stock shall be nonvoting stock, and the holders (hereinafter called "Holders") of Series B Preferred Stock shall have no voting rights except where required by law.

                  (b) Dividend Rights. Subject to the restrictions and limitations of subparagraphs (ii) and (iii) below, the Holders of Series B Preferred Stock shall be entitled to receive dividends as provided in subparagraph (i) below:

                           (i) The Holders of Series B Preferred Stock shall be entitled to receive dividends out of any funds legally available for that purpose at the annual rate of 12% of the amount of the liquidation preference and no more, payable annually, or at such shorter intervals as the Board of Directors may from time to time determine. Dividends shall accrue on all shares of Series B Preferred Stock from the date they are issued and shall accrue from day to day, whether or not earned or declared. Such dividends shall be payable when, as and if declared by the Board of Directors. Nothing contained herein shall obligate the Board of Directors to declare any dividends to the Holders of Series B Preferred Stock, and such Holders shall have no right to receive any dividends unless and until declared by the Board of directors in its sole and absolute discretion. Dividends shall be paid once a year within forty-five (45) days after completion of the audit of the Corporation's financial statements for each fiscal year. Accrued but unpaid dividends on the Series B Preferred Stock will be payable before any dividends are paid, declared, or set apart for holders of any other series of Preferred Stock junior to the Series B Preferred Stock or for holders of Common Stock. In addition, dividends are cumulative so that if, for any dividend period, the preferential dividends on Series B Preferred Stock are not paid, or declared, or set apart, the deficiency must be fully paid or declared and set apart, without interest, before any distribution (by dividend or otherwise) is paid on, declared, or set apart for any other series of Preferred Stock junior to the Series B Preferred Stock or for Common Stock

                           (ii) Prior to the end of the first full fiscal year ending on or after December 31, 1998, during which the Corporation shall have reported net income after taxes of at least $1,200,000, as reflected on the Corporation's audited financial statements for such year, the Board of Directors shall have the right and option, in its sole and absolute discretion, at any time or times, or intermittently from time to time, to determine or declare that dividends shall not accrue from day to day and, accordingly, shall not be paid, on the Series B Preferred Stock. In the event of such determination or determinations by the Board of directors, the Holders of Series B Preferred Stock shall not be entitled to receive dividends during such period of time or times as the Board of Directors may determine.

                           (iii) Notwithstanding any other term or provision contained herein, and as a completely separate and independent matter from the provisions of subparagraph (ii) above, the Board of Directors shall, in its sole and absolute discretion, have the right and option, but not the obligation, to pay dividends on the Series B Preferred Stock either in shares of Common Stock or in cash for any period or periods of time, whether consecutive or not, such as, for example, for an entire year, for a portion or portions of a year, for multiple years, or for portions of multiple years. If the Board of Directors determines to pay dividends for any period in shares of Common Stock, the value of a share shall be determined by averaging the daily closing prices (i.e., last sale price, regular way) for a share of Common Stock for the 10 consecutive trading days on which such shares are actually traded on the NASDAQ National Market System preceding the end of the period, if the Common Stock is so traded at the time. If not, the average of the high bid and low asked prices as reported in the Wall Street Journal, or if not so reported, as furnished by a professional market maker making a market in the Common Stock and selected by the Board of Directors of, shall be used.

                  (c) Liquidation Preference. On any voluntary or involuntary liquidation of the Corporation, the Holders of Series B Preferred Stock shall receive a liquidation preference equal to $10.00 per share, plus any declared and unpaid dividends on Series B Preferred Stock, and no more, before any amount is paid to the holders of the Common Stock. or any other series of Preferred Stock junior to the Series B Preferred Stock. Each certificate representing shares of Series B Preferred Stock shall show on its face the amount of the liquidation preference per share. If the assets of the Corporation should be insufficient to permit payment to the Holders of Series B Preferred Stock of their full liquidation preference amounts as herein provided, then such assets will be distributed ratably among the holders of outstanding shares of Series B Preferred Stock. If the assets of the Corporation are sufficient to permit payment to the Holders of Series B Preferred Stock of their liquidation preference in full, the holders of any other series of Preferred Stock junior to the Series B Preferred Stock and/or the holders of Common Stock shall receive ratably all the remaining assets of the Corporation. A merger or consolidation of the Corporation with or into any other corporation, or a sale of all or substantially all of the assets of the Corporation will be deemed a liquidation of the Corporation within the meaning of this paragraph, thereby entitling Holders to the liquidation preference.

         (d) Conversion Rights of Holders. The Holder of any shares of Series B Preferred Stock shall have the right and option to convert any of such shares of Series B Preferred Stock into shares of Common Stock on the following terms:

                  (i) Conversion Rate. Commencing August 31, 1998, each outstanding share of Series B Preferred Stock shall be convertible at any time and from time to time, at the option of the Holder, into five (5) shares of Common Stock.

                  (ii) Procedure. Any Holder may convert by delivering to the office of the Corporation or its transfer agent a written notice electing to convert and surrendering the Holder's certificate(s) evidencing the shares of Series B Preferred Stock being converted, duly endorsed for transfer.

         (e) General Conversion Provisions. The following provisions apply to conversion:

                  (i) Anti-dilution Rights. While the Series B Preferred Stock is outstanding, if the Corporation:

                           (w) divides its outstanding shares of Common Stock into a greater number of shares;

                           (x) combines its outstanding shares of Common Stock into a small number of shares;

                           (y) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock or other property; or

                           (z) issues by reclassification of its Common Stock any shares of its capital stock or other property;

                  then the conversion privilege in effect immediately before such action will be adjusted so that the each Holder of the Series B Preferred Stock thereafter converted may receive the number of shares of Common Stock, capital stock or other property that he would have owned immediately following such action if he had converted the shares of Series B Preferred Stock immediately before the record date (or, if no record date, the effective date) for such action.

                  The adjustment will become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (ii) No Fractional Shares. Neither fractional shares, nor scrip or other certificates evidencing such fractional shares, will be issued by the Corporation on conversion of Series B Preferred Stock, but the Corporation will pay in lieu thereof the Determined Value (defined below) in cash to the holders who would be entitled to receive such fractional shares. The "Determined Value" means the otherwise-issuable fraction of a share of Common Stock multiplied by the average of the daily closing prices (i.e., last sale price, regular way) for a share of Common Stock for the 10 consecutive trading days on which such shares are actually traded on the NASDAQ National Market System (if the Common Stock is so traded at the time) preceding the date the Holder delivered to the office of the Corporation or its transfer agent a written notice electing to convert and surrendering the Holder's certificate(s) evidencing the shares of Series B Preferred Stock being converted, duly endorsed for transfer. If the Common Stock is not so traded at the time, the average of the high bid and low asked prices as reported in the Wall Street Journal, or if not so reported, as furnished by a professional market maker making a market in the Common Stock and selected by the Board of Directors of, shall be used.

                  (iii) Status of Converted Shares. Shares of Series B Preferred Stock that are converted will be restored to the status of authorized but unissued shares of Preferred Stock, and will no longer be authorized but unissued shares of Series B Preferred Stock.

                  (iv) Reservation of Shares. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares of Common Stock as may be necessary for the purpose of converting all outstanding shares of Series B Preferred Stock into the full number of shares of Common Stock issuable upon conversion of all such Series B Preferred Stock.

         (f) Redemption. The Corporation may redeem Series B Preferred Stock under the following terms and conditions:

                  (i) Terms of Redemption. On or after 5:00 p.m. Dallas, Texas time, July 31, 1999, the Corporation, may, at the option of the Board of Directors, redeem the whole, or from time to time any part, of the outstanding Series B Preferred Stock by paying in cash $10.00 per share, plus all dividends accrued, unpaid, and accumulated thereon, as provided in this paragraph through and including the redemption date (the "Redemption Price") and by giving to each record Holder of Series B Preferred Stock at his or her last known address as shown on the Corporation's records, at least thirty (30) but not more than sixty (60)days' notice. This "Redemption Notice" may be either in person or in writing, by mail, postage prepaid and must state the class or series or part of any class or series of shares to be redeemed, along with the date and plan of redemption, the Redemption Price, and the place where the shareholders may obtain payment of the Redemption Price on surrendering their share certificates. If only a part of the outstanding Series B Preferred Stock is redeemed, redemption will be by lot or pro rata, as the Board of Directors prescribes. But no Series B Preferred Stock may be redeemed unless all accrued and accumulated dividends on all outstanding Series B Preferred Stock have been paid for all past dividend periods and full dividends for the current period through and including the redemption date have been paid or declared and set apart for payment. On or after the date fixed for redemption, each Holder of shares called for redemption may, unless the Holder has previously exercised the option to convert the Holder's Series B Preferred Stock as provided elsewhere herein, surrender to the Corporation the certificate for the shares at the place designated in the Redemption Notice and will then be entitled to receive payment of the Redemption Price. If fewer than all the shares represented by any surrendered certificate are redeemed, a new certificate for the unredeemed shares will be issued. If the Redemption Notice is duly given and sufficient funds are available on the date fixed for redemption, then, whether or not the certificates representing the shares to be redeemed are surrendered, all the Holders' rights with respect to the shares called for redemption will terminate on the date fixed for redemption, except for the Holders' right to receive the Redemption Price, without interest, on surrendering their certificates.

                  (ii) Deposit of Funds. Shares are considered redeemed, and dividends on them cease to accrue after the date fixed for redemption, if, on or before any date fixed for redeeming the Series B Preferred Stock as provided in this paragraph, the Corporation deposits as a trust fund with any bank or trust company in Oklahoma or Texas (or any bank or trust company in the United States duly appointed and acting as the Corporation's transfer agent) a sum sufficient to redeem, on the date fixed for redemption, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company (a) to publish the Redemption Notice (or to complete publication already begun), and (b) to pay, on and after the date fixed for redemption or before that date, the Redemption Price of the shares to their holders when they surrender their certificates. The deposit is considered to constitute full payment of the shares to their holders, and from the date of the deposit the shares will no longer be considered outstanding. Moreover, the Holders of the shares will cease to be shareholders with respect to the shares, except to receive from the bank or trust company payment of the Redemption Price of the shares (without interest) on surrendering of the certificates and to convert the shares to Common Stock as provided elsewhere herein. Any money so deposited on account of the Redemption Price of Series B Preferred Stock shares converted after the deposit is made must be repaid immediately to the corporation on conversion of those shares of Series B Preferred Stock.

                  (iii) Status of Redeemed Shares. Shares of Series B Preferred Stock redeemed by the Corporation shall be restored to the status of authorized but unissued shares.

         (i) No Preemptive Rights. Holders of Series B Preferred Stock will not have any preemptive rights to subscribe for or purchase any additional shares of Preferred Stock of any series or any shares of the Corporation's Common Stock.

         (j)      Restriction of  Surplus.  The liquidation  preference  of  the

                  Series B Preferred Stock exceeds the par value thereof by $9.99 per share. As long as any shares of Series B Preferred Stock are outstanding, surplus shall be restricted on any specific date by an amount equal to the product of (i) $9.99 multiplied by (ii) the number of shares of Series B Preferred Stock then outstanding. In furtherance of this restriction of surplus, the Corporation covenants and agrees that, so long as any shares of Series B Preferred Stock are issued and outstanding, the Corporation shall not pay any dividend, make any other distribution, or enter into or consummate any transaction which would have the effect of reducing the combined (i) par value of all shares of Series B Preferred Stock then outstanding and (ii) surplus of the Corporation to an amount less than the aggregate liquidation preference of all the then- outstanding shares of Series B Preferred Stock.

                                   EXHIBIT "B"

                             STOCK OPTION AGREEMENT

                                George C. Barker

         Stock Option Agreement made this 4th day of May, 1998, between Tatonka Energy, Inc., an Oklahoma corporation ("Company") and George C. Barker, ("Optionee").

         WHEREAS, The Company desires to provide the Optionee with an opportunity to acquire a proprietary interest in the business of the Company and, through stock ownership, an increased personal interest in its continued success and progress:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Optionee agree as follows:

         1. The Company hereby grants to the Optionee the option to purchase an aggregate of 5,000,000 shares of Company's Common Stock, par value of $0.0001 (as presently constituted), on the terms and conditions hereinafter set forth, at the purchase price of $0.075 per share as presently constituted (500,000 shares at $0.75 per share, after the effectiveness of the proposed 1-for-10 reverse stock split).

         2. The Option shall be exercisable in whole or in part at any time, or from time to time, after the end of any quarter in which the Company's cumulative operating profits (before corporate overhead) exceed the sum of $1,065,483 . Notice shall be given to the Company by the Employee of such exercise of the Option as provided below.

         3. (a) The Option shall be exercisable as to not less than 10,000 shares, as presently constituted (1,000 shares, after the effectiveness of the proposed 1-for-10 reverse stock split), or a multiple thereof, or the remaining shares covered by the Option if less than such minimum. Notice shall be given to the Company by the Optionee of such exercise of the Option as provided below.

                  (b) The purchase price of any shares as to which the Option shall be exercised shall be paid in full at the time of such exercise or, except as hereinafter provided, may, at the election of the Optionee, be paid in installments, in which case the first installment shall be paid at the time of such exercise. In the event that the purchase price of such shares shall be paid in full at the time of such exercise, such shares shall be issued as fully paid and nonassessable shares. In the event, however, that the Optionee shall elect to pay the purchase price of such shares in installments:

                  (i) such shares shall be issued as partly paid and assessable shares,

                  (ii) the first installment shall be amount equal to not less than 20% of such purchase price,

                  (iii) the unpaid balance of such purchase price shall be paid (without interest) in equal installments, the first installment at the end of 12 months commencing with the date of such exercise and subsequent installments at the end of each successive 12-month interval until the balance is paid in full (the Optionee to have the right of prepaying at any such time the latest maturing installment or installments of such purchase price then remaining unpaid), or may be prepaid in whole at any time, provided, however, that any unpaid balance of the purchase price shall be due and payable forthwith upon any termination of the Option as hereinafter provided,

                  (iv) each installment paid in respect of such shares after the first installment shall be applied to the partial payment of such shares as nearly as possible in an equal amount,

                  (v) such shares shall not be assigned or transferred (except by will or operation of law) and the certificates issued therefor shall bear a legend indicating that such share are not assignable or transferrable,

                  (vi) any dividend on the Common Stock shall be paid on such shares in direct proportion to the percentage of the purchase price therefor which shall have been paid by the record date for such dividend,

                  (vii) each certificate for such shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the Optionee or accompanied by a separate stock power so endorsed, in pledge as security for the unpaid balance of the purchase price of the shares represented by such certificate,

                  (viii) such shares shall be subject to assessment and call in accordance with the laws of the State of Texas; further the Company shall have the right, by notice to that effect, without the necessity of any such call or assessment, to require the prepayment, in whole at any time or in part from time to time of the unpaid balance of the purchase price of such shares or any of them, whether or not prepayment shall be required of any other person holding partly paid shares, and

                  (ix) when the balance of the purchase price of such shares which shall be represented by any certificate shall have been paid in full, such certificate shall be promptly released from pledge, stamped full paid, nonassessable, and transferable, and delivered to the Optionee in person or my certified mail, of if the Company so desires, such certificate shall be promptly released from pledge and surrendered to the Company, and a new certificate for full paid and nonassessable shares shall be promptly delivered to the Optionee by certified mail in lieu thereof.

                  (c) In the event that there shall be a default in the payment when due hereunder of any installment, or of any call, assessment, or prepayment required by the Company, with respect to any partly paid shares, and such default shall not be cured within thirty days after written notice thereof by the Company, the Company shall have the right to take such of the following actions as it shall deem desirable in its sole discretion:

                  (i) To cancel the Option and all other options granted to the Optionee under the Company's "Stock Option Agreement";

                  (ii) To take by forfeiture all right, title, and interest of the Optionee in and to such partly paid shares;

                  (iii) To (A) determine that the unpaid balance of the purchase price of all partly paid shares issued hereunder is immediately due and payable, without further demand or notice of any kind, in which case such balance shall thereupon be due and payable; (B) sell, as full paid, nonassessable, and transferable shares, all shares then pledged hereunder, either at the Stock Exchange or any public or private sale, without further notice or advertising of any kind, and buy all or any part of such shares at such sale free from any right or equity of redemption; (C) charge the Optionee with the entire expense of such sale; and (D) apply the proceeds of such sale against the balance of the purchase price owed for all partly paid shares issued hereunder and the expense of such sale, with the remainder, if any, to be paid over to the Optionee; provided, however, that if such proceeds shall not be sufficient to liquidate such balance and expenses in full, the Optionee shall remain liable to the Company for any unliquidated portion of such balance and expense; and

                  (iv) To take such other action (including extending the time for payment of such installment, call, assessment, or prepayment) as shall be permitted by law. The rights granted to the Company hereunder shall be in addition to and not in lieu of any other rights or remedies the Company may have as a result of such default.

                  (d) Anything herein contained to the contrary notwithstanding, the purchase price of any shares as to which the Option shall be exercised after the termination of the Optionee's employment (by retirement, death, or otherwise) shall be paid in full at the time of exercise of the Option with respect to such shares.

         4. The Option may not be assigned, transferred (except as aforesaid), pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provision hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. The Company shall have the right to terminate the Option, in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option, provide, however, that termination of the Option thereunder shall not prejudice any rights or remedies which the Company or a subsidiary corporation may have under this Agreement or otherwise.

         5. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice to the Company. Each such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised,

                  (ii) state whether the shares in respect of which the Option is being exercised are being paid for in full or will be paid for in installments,

                  (iii) be signed by the person or persons exercising the Option and, in the event that the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option, and

                  (iv) be accompanied by a check payable to the order of the Company in an amount equal to the purchase price of the shares in respect of which the Option is being exercised or the first installment of such purchase price, depending upon whether such shares are being paid for in full or will be paid for in installments.

         The Option shall not be deemed to have been exercised unless all the preceding provisions of this paragraph shall have been complied with, and for all purposes of this Agreement the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and check shall have all been mailed by certified mail or delivered to the Company. The certificate or certificates for the shares as to which the Option shall have ben so exercised shall be registered in the name of the persons or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option within fifteen days after receipt by the Company of such notice, proof (if required), and check. Such delivery shall be made at the office of the Company, or at such other place as the Company shall thereof have designated by notice.

                  (b) In the event that the purchase price of any shares as to which the Option shall be exercised shall be payable in installments, each installment shall be accompanied by a notice to the Company of the payment of such installment.

         6. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its office, attention of the Secretary. All notices to the Optionee or other person shall be delivered to the Optionee or such other person or persons at the Optionee's address below specified.

         7. Neither this Option nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended, or any state securities laws. The Optionee, by accepting this Option, represents and warrants that he is acquiring this Option for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and further agrees that this Option may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion and which counsel shall be satisfactory to the Company to the effect that there is an exemption from such registration. In addition, the Optionee agrees to deliver to the Company a similar written statement in the form of the Investment Letter attached hereto with respect to any shares of Common Stock purchased upon the exercise of this Option unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or the Optionee can demonstrate the availability of federal and state exemptions from registration and qualification not requiring same.

         8. Any dispute or disagreement which shall arise under; as a result of, or in any way relate to the interpretation or construction of this Agreement shall be determined by the by arbitration under the rules of the American Arbitration Association, under the rules of that body. Any such determination made hereunder shall be final, binding and conclusive for all purposes.

         9. This Agreement shall be governed by the laws of the State of Texas.

         10. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee, and all rights granted to the Company, hereunder or as stipulated in the Plan shall be binding upon the Optionee's heirs, legal representatives and successors.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President and attested by its Secretary on the day and year first above written, and the Optionee has hereunto set his hand and seal on the day and year specified below.


                                             TATONKA ENERGY, INC.


                                             By
                                                ---------------------------
                                                George C. Barker, President

Attest:

------------------------------
                   , Secretary

                                                ---------------------------
                                                George C. Barker, Optionee


                                                ---------------------------
                                                Address

                                                Date:

                                Investment Letter



To:     PhyMed, Inc.
         (formerly, Tatonka Energy, Inc.)


         In connection with my purchase of shares of Common Stock of PhyMed, Inc. pursuant to the exercise of a Stock Option Agreement, I hereby represent that I am acquiring said shares for my own account for investment and not with a view to or for sale in connection with any distribution of said shares.


Dated:               , 199
       -------------      -                 ------------------------------------
                                                        (Signature)

                                            ------------------------------------
                                                        (Printed or Typed Name)

                                   EXHIBIT "C"

                               INDEMNITY AGREEMENT


         THIS AGREEMENT is made and entered into as of May 4, 1998, by and between TATONKA ENERGY, INC., an Oklahoma corporation (the "Corporation"), and ---------------------- ("Indemnitee"), a Director or Officer of the Corporation.

                                    RECITALS
                                    --------

         WHEREAS, it is essential to the Corporation to retain and attract as Directors and Officers the most capable persons available; and

         WHEREAS, the substantial increase in corporate litigation subjects Directors and Officers of the Corporation to expensive litigation risks at the same time that the availability of Directors' and Officers' liability insurance has been severely limited; and

         WHEREAS, it is now and has always been the express policy of the Corporation to indemnify persons serving as its Directors and Officers so as to provide them with the maximum possible protection permitted by law; and

         WHEREAS, Indemnitee does not regard the protection available under the Corporation's Articles of Incorporation, By-laws and insurance as adequate in the present circumstances, and may not be willing to serve as a Director or Officer of the Corporation without adequate protection, and the Corporation desires Indemnitee to serve in such capacity.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the Corporation and Indemnitee hereby agree as follows:

         1. Agreement to Serve. Indemnitee agrees to serve or continue to serve as a Director or Officer of the Corporation for so long as he is duly elected or appointed or until such time as he tenders his resignation in writing.

         2.       Definitions.      For purposes of this Agreement:

         (a) The term "proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether brought by or in the right of the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, in which Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a Director or Officer of the Corporation, by reason of any action taken by him or by reason of the fact the he is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or reimbursement can be provided under this Agreement.

         (b) The term "Expenses" shall include, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees and disbursement and any expenses of establishing a right to indemnification under Section 7 of this Agreement, but shall not include the amount of judgments, fines or penalties against Indemnitee.

         (c) References to "other enterprise." shall include employee benefit plans; references to "fines shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as to Director, Officer, employee or agent of the Corporation which imposes duties on, or involves services by, such Director, Officer, employee, or agent with respect to any employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Agreement.

         (d) A "Change in Control of the Corporation" shall be deemed to have occurred if (i) any "person" [as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended], who is not currently a stockholder of the Corporation, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Corporation representing 20% or more of the total voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock"), or (ii) during any period of two consecutive years, individuals, who at the beginning of such period constitute the Board of Directors of the Corporation, and any new director, whose election by the Board of Directors or nomination for elections by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholder of The Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Stock outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the total voting power represented by the Voting Stock or the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets.

         3. Indemnity in Third-Party Proceedings. The Corporation shall indemnify Indemnitee in accordance with the provisions of this Section 3 if Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a judgment in its favor) by reason of the fact that Indemnitee is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation or as a director, officer, employee or agent of another corporation, partnership joint venture, trust or other enterprise, against all Expenses, judgment fines and penalties, actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, in the case of a criminal proceeding, in addition, had no reasonable cause to believe that his conduct was unlawful. The termination of any such Proceeding by judgment, order of court, settlement, conviction or upon a pleas of nolo contendere, or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

         4. Indemnity in Proceedings by or in the Right of the Corporation. The Corporation shall indemnify indemnitee in accordance with the provisions of this
Section 4 if indemnitee is a party to or threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such Proceeding, but only if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Section 4 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless and only to the extent that any court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as such court shall deem proper.

         5. Indemnification of Expenses of Successful Party. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified by the Corporation against all Expenses incurred in connection therewith.

         6. Advances of Expenses. Expenses incurred by Indemnitee in connection with any Proceeding shall be paid by the Corporation in advance of the final disposition thereof upon the written request of Indemnitee, if Indemnitee shall undertake to repay such amount if and to the extent it is ultimately determined that Indemnitee is not entitled to indemnification.

         7. Right of Indemnitee to Indemnification Upon Application, Procedure Upon Application.

         (a) Whenever Indemnitee believes that he or she is entitled to indemnification pursuant to this Agreement, Indemnitee shall submit a written request for indemnification to the Corporation. Any request for indemnification shall include sufficient documentation or information reasonably available to Indemnitee to support his or her claim for indemnification. The President or the Secretary or other appropriate officer shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board of Directors in writing that Indemnitee has made such request. Determination of Indemnitee's entitlement to indemnification shall be made not alter than sixty (60) days after the Corporation's receipt of Indemnitee's written request for indemnification; if no determination has been made in such 60-day period, the Corporation shall be deemed to have approved the request.

         (b) In the event that the Corporation refuses indemnification or advances as provided by this Agreement, a panel of three arbitrators, one selected by the Corporation, another by Indemnitee and the third by the first two arbitrators selected, shall hear the claim and make a determination. The arbitrators shall be selected from the American Arbitration Association and shall conduct the hearing pursuant to the commercial arbitration rules of the American Arbitration Association now in effect. In such action, the burden of proving that indemnification is not required hereunder shall be on the Corporation.

         8. Indemnification Hereunder Not Exclusive .

         (a) The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under the Certificate of Incorporation or the By-laws of the Corporation, any agreement, any vote of stockholders or disinterested Directors, the General Corporation Law of the State of Oklahoma, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

         (b) The indemnification under this Agreement shall continue as to Indemnitee even though he may have ceased to be a Director or Officer of the Corporation and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

         9. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of the Expenses, judgments, fines or penalties actually and reasonably incurred by him in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines or penalties as to which Indemnitee is so entitled to indemnification.

         10. Saving  Clause.  If this  Agreement or any portion  hereof shall be invalidated on any ground by any court of competent jurisdiction, the Corporation shall nevertheless indemnify Indemnitee as to Expenses, judgments, fines and penalties with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated or by any applicable law.

         11. Stockholder Approval: Termination. This Agreement shall terminate at the conclusion of the next annual meeting of the stockholders of the Corporation in the event that it shall not have been ratified and approved by such stockholders at such annual meeting, by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's voting stock present in person or represented by proxy at such annual meeting; provided, that, in the event of such termination, all rights and liabilities of the parties which shall have arisen under this Agreement prior to such termination (whether by reason of the circumstances giving rise to such rights and liabilities having occurred prior thereto or otherwise) shall survive such termination. Subject to the foregoing provisions of this Section, this Agreement shall continue in full force and effect until terminated by an instrument in writing signed by both of the parties

         12. Notice . Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought hereunder. Notice to the Corporation shall be directed to Tatonka Energy, Inc. (name to be changed to "PhyMed, Inc."), 9603 White Rock Trail, Suite 100, Dallas, Texas 75238, Attention: President (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and shall be within Indemnitee's power.

          13. Security. To the fullest extent permitted by applicable law, the Corporation may from time to time, but shall not be required to, provide such insurance, collateral, letters of credit or other security devices as its Board of Directors may deem appropriate to support or secure the Corporation's obligations under this Agreement.

          14. Amendment. This Agreement may not be amended, except by an instrument in writing signed by both of the parties hereto.

          15. Counterparts. This Agreement may be executed in any number of counterparts, Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Slate of Oklahoma.

          17 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Corporation and its successors and assigns and Indemnitee and his heirs and personal representatives.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



----------------------------------
                 , Indemnitee
-----------------



Takonka Energy, Inc.
An Oklahoma corporation


By:
   ------------------------------

                               LIST OF APPENDICES

         1.       Form of Proxy

         2.       Three Stock Option Agreements (not yet signed)

                                PRELIMINARY COPY

Tatonka Energy, Inc.                              PROXY/VOTING INSTRUCTION CARD
Dallas, Texas
--------------------------------------------------------------------------------

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on June 1, 1998.

The undersigned hereby appoints George C. Barker, Joe R. Love and Joe P. Foor and each of them the proxy for the undersigned with full powers of substitution to vote all shares of Common Stock of TATONKA ENERGY., INC., that the undersigned is entitled to vote, at the annual meeting of shareholders of TATONKA ENERGY, INC., at Dallas, Texas, at 10:00 A.M. on Monday, June 1, 1998, and any adjournment thereof in the manner indicated on the reverse side of this proxy, and upon such other business as may lawfully come before the meeting. IF NO DIRECTION AS TO THE MANNER OF VOTING THE PROXY IS MADE, THE PROXY WILL BE
VOTED FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 THROUGH 7, AS INDICATED ON THE REVERSE SIDE HEREOF.

         You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE) but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations.

         You acknowledge receipt of the Annual Report to Shareholders for the fiscal year ended December 31, 1997, the Notice of Meeting of Shareholders and the Proxy Statement by signing on the reverse side.

         Please mark your vote as in this example.   |X|

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all proposals.


             The Board of Directors recommends a vote FOR Proposals 1 through 7.

                                               FOR      WITHHOLD         AGAINST
1.     To  increase the number of Directors
            from three to five and
            elect five directors:
            George C. Barker                   []          []               []
            Joe R. Love                        []          []               []
            Joe P. Foor                        []          []               []
            Judith F. Barker                   []          []               []
            Marilyn Moss                       []          []               []

                                               FOR      ABSTAIN          AGAINST

2. To change the Company's name to
    "PhyMed, Inc."                             []          []               []

3. To effect a 1-for-10
    reverse stock split.                       []          []               []

4. To establish a new Series B 12%
    Convertible Preferred Stock and
    authorize the Board of Directors
    to exercise "blank check" authority
    regarding Preferred Stock.                 []          []               []

5. To ratify and approve  three stock
    option agreements granted to
    Management.                                []          []               []

6. To ratify and approve Indemnity
    Agreements for  Directors  and
    certain officers.                          []          []               []

7. To ratify the selection of auditors
    for fiscal 1998.                           []          []               []


8. In their discretion, the Proxies are
    authorized to vote upon such other
    business as may properly come before
    the meeting.                               []          []               []


                    Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                    ------------------------------------------------------------



                    ------------------------------------------------------------

                     SIGNATURE(S)                                         DATE

                             STOCK OPTION AGREEMENT

                                   Joe P. Foor

         Stock Option Agreement made this 4th day of May, 1998, between Tatonka Energy, Inc., an Oklahoma corporation ("Company") and Joe P. Foor, ("Optionee").

         WHEREAS, The Company desires to provide the Optionee with an opportunity to acquire a proprietary interest in the business of the Company and, through stock ownership, an increased personal interest in its continued success and progress:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Optionee agree as follows:

         1. The Company hereby grants to the Optionee the option to purchase an aggregate of 2,500,000 shares of Company's Common Stock, par value of $0.0001 (as presently constituted), on the terms and conditions hereinafter set forth, at the purchase price of $0.075 per share as presently constituted (250,000 shares at $0.75 per share, after the effectiveness of the proposed 1-for-10 reverse stock split).

         2. The Option shall be exercisable in whole or in part at any time, or from time to time, upon notice given to the Company by the Optionee of such exercise of the Option as provided below.

         3. (a) The Option shall be exercisable as to not less than 10,000 shares, as presently constituted (1,000 shares, after the effectiveness of the proposed 1-for-10 reverse stock split), or a multiple thereof, or the remaining shares covered by the Option if less than such minimum. Notice shall be given to the Company by the Optionee of such exercise of the Option as provided below.

            (b) The purchase price of any shares as to which the Option shall be exercised shall be paid in full at the time of such exercise or, except as hereinafter provided, may, at the election of the Optionee, be paid in installments, in which case the first installment shall be paid at the time of such exercise. In the event that the purchase price of such shares shall be paid in full at the time of such exercise, such shares shall be issued as fully paid and nonassessable shares. In the event, however, that the Optionee shall elect to pay the purchase price of such shares in installments:

          (i) such shares shall be issued as partly paid and assessable shares,

          (ii) the first installment shall be amount equal to not less than 20% of such purchase price,

          (iii)the unpaid balance of such purchase price shal be paid (without interest) in equal installments, the first installment at the end of 12 months commencing with the date of such exercise and subsequent installments at the end of each successive 12-month interval until the balance is paid in full (the Optionee to have the right of prepaying at any such time the latest maturing installment or installments of such purchase price then remaining unpaid), or may be prepaid in whole at any time, provided, however, that any unpaid balance of the purchase price shall be due and payable forthwith upon any termination of the Option as hereinafter provided,

          (iv) each installment paid in respect of such shares after the first installment shall be applied to the partial payment of such shares as nearly as possible in an equal amount,

          (v) such shares shall not be assigned or transferred (except by will or operation of law) and the certificates issued therefor shall bear a legend indicating that such share are not assignable or transferrable,

          (vi) any dividend on the Common Stock shall be paid on such shares in direct proportion to the percentage of the purchase price therefor which shall have been paid by the record date for such dividend,

          (vii) each certificate for such shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the Optionee or accompanied by a separate stock power so endorsed, in pledge as security for the unpaid balance of the purchase price of the shares represented by such certificate,

          (viii) such shares shall be subject to assessment and call in accordance with the laws of the State of Texas; further the Company shall have the right, by notice to that effect, without the necessity of any such call or assessment, to require the prepayment, in whole at any time or in part from time to time of the unpaid balance of the purchase price of such shares or any of them, whether or not prepayment shall be required of any other person holding partly paid shares, and

          (ix) when the balance of the purchase price of such shares which shall be represented by any certificate shall have been paid in full, such certificate shall be promptly released from pledge, stamped full paid, nonassessable, and transferable, and delivered to the Optionee in person or my certified mail, of if the Company so desires, such certificate shall be promptly released from pledge and surrendered to the Company, and a new certificate for full paid and nonassessable shares shall be promptly delivered to the Optionee by certified mail in lieu thereof.

            (c) In the event that there shall be a default in the payment when due hereunder of any installment, or of any call, assessment, or prepayment required by the Company, with respect to any partly paid shares, and such default shall not be cured within thirty days after written notice thereof by the Company, the Company shall have the right to take such of the following actions as it shall deem desirable in its sole discretion:

            (i) To cancel the Option and all other options granted to the Optionee under the Company's "Stock Option Agreement";

            (ii) To take by forfeiture all right, title, and interest of the Optionee in and to such partly paid shares;

            (iii) To (A) determine that the unpaid balance of the purchase price of all partly paid shares issued hereunder is immediately due and payable, without further demand or notice of any kind, in which case such balance shall thereupon be due and payable; (B) sell, as full paid, nonassessable, and transferable shares, all shares then pledged hereunder, either at the Stock Exchange or any public or private sale, without further notice or advertising of any kind, and buy all or any part of such shares at such sale free from any right or equity of redemption; (C) charge the Optionee with the entire expense of such sale; and (D) apply the proceeds of such sale against the balance of the purchase price owed for all partly paid shares issued hereunder and the expense of such sale, with the remainder, if any, to be paid over to the Optionee; provided, however, that if such proceeds shall not be sufficient to liquidate such balance and expenses in full, the Optionee shall remain liable to the Company for any unliquidated portion of such balance and expense; and

            (iv) To take such other action (including extending the time for payment of such installment, call, assessment, or prepayment) as shall be permitted by law. The rights granted to the Company hereunder shall be in addition to and not in lieu of any other rights or remedies the Company may have as a result of such default.

            (d) Anything herein contained to the contrary notwithstanding, the purchase price of any shares as to which the Option shall be exercised after the termination of the Optionee's employment (by retirement, death, or otherwise) shall be paid in full at the time of exercise of the Option with respect to such shares.

         4. The Option may not be assigned, transferred (except as aforesaid), pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provision hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. The Company shall have the right to terminate the Option, in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option, provide, however, that termination of the Option thereunder shall not prejudice any rights or remedies which the Company or a subsidiary corporation may have under this Agreement or otherwise.

         5. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice to the Company. Each such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised,

            (ii) state whether the shares in respect of which the Option is being exercised are being paid for in full or will be paid for in installments,

            (iii) be signed by the person or persons exercising the Option and, in the event that the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option, and

            (iv) be accompanied by a check payable to the order of the Company in an amount equal to the purchase price of the shares in respect of which the Option is being exercised or the first installment of such purchase price, depending upon whether such shares are being paid for in full or will be paid for in installments.

         The Option shall not be deemed to have been exercised unless all the preceding provisions of this paragraph shall have been complied with, and for all purposes of this Agreement the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and check shall have all been mailed by certified mail or delivered to the Company. The certificate or certificates for the shares as to which the Option shall have ben so exercised shall be registered in the name of the persons or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option within fifteen days after receipt by the Company of such notice, proof (if required), and check. Such delivery shall be made at the office of the Company, or at such other place as the Company shall thereof have designated by notice.

            (b) In the event that the purchase price of any shares as to which the Option shall be exercised shall be payable in installments, each installment shall be accompanied by a notice to the Company of the payment of such installment.

         6. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its office, attention of the Secretary. All notices to the Optionee or other person shall be delivered to the Optionee or such other person or persons at the Optionee's address below specified.

         7. Neither this Option nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended, or any state securities laws. The Optionee, by accepting this Option, represents and warrants that he is acquiring this Option for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and further agrees that this Option may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion and which counsel shall be satisfactory to the Company to the effect that there is an exemption from such registration. In addition, the Optionee agrees to deliver to the Company a similar written statement in the form of the Investment Letter attached hereto with respect to any shares of Common Stock purchased upon the exercise of this Option unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or the Optionee can demonstrate the availability of federal and state exemptions from registration and qualification not requiring same.

         8. Any dispute or disagreement which shall arise under; as a result of, or in any way relate to the interpretation or construction of this Agreement shall be determined by the by arbitration under the rules of the American Arbitration Association, under the rules of that body. Any such determination made hereunder shall be final, binding and conclusive for all purposes.

         9. This Agreement shall be governed by the laws of the State of Texas.

         10. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee, and all rights granted to the Company, hereunder or as stipulated in the Plan shall be binding upon the Optionee's heirs, legal representatives and successors.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President and attested by its Secretary on the day and year first above written, and the Optionee has hereunto set his hand and seal on the day and year specified below.


                                               TATONKA ENERGY, INC.


                                               By
                                                  ------------------------------
                                                  George C. Barker, President

Attest:

------------------------------
                  , Secretary
                                                  -----------------------------
                                                  Joe P. Foor, Optionee

                                                  -----------------------------
                                                  Address

                                                  Date:

                                Investment Letter



To:     PhyMed, Inc.
         (formerly, Tatonka Energy, Inc.)


         In connection with my purchase of shares of Common Stock of PhyMed, Inc. pursuant to the exercise of a Stock Option Agreement, I hereby represent that I am acquiring said shares for my own account for investment and not with a view to or for sale in connection with any distribution of said shares.


Dated               , 1998
      -------------


------------------------------------
           (Signature)

------------------------------------
           (Printed or Typed Name)

                             STOCK OPTION AGREEMENT

                                George C. Barker

         Stock Option Agreement made this 4th day of May, 1998, between Tatonka Energy, Inc., an Oklahoma corporation ("Company") and George C. Barker, ("Optionee").

         WHEREAS, The Company desires to provide the Optionee with an opportunity to acquire a proprietary interest in the business of the Company and, through stock ownership, an increased personal interest in its continued success and progress:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Optionee agree as follows:

         1. The Company hereby grants to the Optionee the option to purchase an aggregate of 5,000,000 shares of Company's Common Stock, par value of $0.0001 (as presently constituted), on the terms and conditions hereinafter set forth, at the purchase price of $0.075 per share as presently constituted (500,000 shares at $0.75 per share, after the effectiveness of the proposed 1-for-10 reverse stock split).

         2. The Option shall be exercisable in whole or in part at any time, or from time to time, after the end of any quarter in which the Company's cumulative operating profits (before corporate overhead) exceed the sum of $1,065,483 . Notice shall be given to the Company by the Employee of such exercise of the Option as provided below.

         3. (a) The Option shall be exercisable as to not less than 10,000 shares, as presently constituted (1,000 shares, after the effectiveness of the proposed 1-for-10 reverse stock split), or a multiple thereof, or the remaining shares covered by the Option if less than such minimum. Notice shall be given to the Company by the Optionee of such exercise of the Option as provided below.

            (b) The purchase price of any shares as to which the Option shall be exercised shall be paid in full at the time of such exercise or, except as hereinafter provided, may, at the election of the Optionee, be paid in installments, in which case the first installment shall be paid at the time of such exercise. In the event that the purchase price of such shares shall be paid in full at the time of such exercise, such shares shall be issued as fully paid and nonassessable shares. In the event, however, that the Optionee shall elect to pay the purchase price of such shares in installments:

            (i) such shares shall be issued as partly paid and assessable shares,

            (ii) the first installment shall be amount equal to not less than 20% of such purchase price,

            (iii) the unpaid balance of such purchase price shall be paid (without interest) in equal installments, the first installment at the end of 12 months commencing with the date of such exercise and subsequent installments at the end of each successive 12-month interval until the balance is paid in full (the Optionee to have the right of prepaying at any such time the latest maturing installment or installments of such purchase price then remaining unpaid), or may be prepaid in whole at any time, provided, however, that any unpaid balance of the purchase price shall be due and payable forthwith upon any termination of the Option as hereinafter provided,

            (iv) each installment paid in respect of such shares after the first installment shall be applied to the partial payment of such shares as nearly as possible in an equal amount,

            (v) such shares  shall  not  be  assigned  or   transferred  (except
by will or operation of law) and the certificates issued therefor shall bear a legend indicating that such share are not assignable or transferrable,

            (vi) any dividend on the Common Stock shall be paid on such shares in direct proportion to the percentage of the purchase price therefor which shall have been paid by the record date for such dividend,

            (vii) each certificate for such shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the Optionee or accompanied by a separate stock power so endorsed, in pledge as security for the unpaid balance of the purchase price of the shares represented by such certificate,

            (viii) such shares shall be subject to assessment and call in accordance with the laws of the State of Texas; further the Company shall have the right, by notice to that effect, without the necessity of any such call or assessment, to require the prepayment, in whole at any time or in part from time to time of the unpaid balance of the purchase price of such shares or any of them, whether or not prepayment shall be required of any other person holding partly paid shares, and

            (ix) when the balance of the purchase price of such shares which shall be represented by any certificate shall have been paid in full, such certificate shall be promptly released from pledge, stamped full paid, nonassessable, and transferable, and delivered to the Optionee in person or my certified mail, of if the Company so desires, such certificate shall be promptly released from pledge and surrendered to the Company, and a new certificate for full paid and nonassessable shares shall be promptly delivered to the Optionee by certified mail in lieu thereof.

            (c) In the event that there shall be a default in the payment when due hereunder of any installment, or of any call, assessment, or prepayment required by the Company, with respect to any partly paid shares, and such default shall not be cured within thirty days after written notice thereof by the Company, the Company shall have the right to take such of the following actions as it shall deem desirable in its sole discretion:

            (i) To cancel the Option and all other options granted to the Optionee under the Company's "Stock Option Agreement";

            (ii) To take by forfeiture all right, title, and interest of the Optionee in and to such partly paid shares;

            (iii) To (A) determine that the unpaid balance of the purchase price of all partly paid shares issued hereunder is immediately due and payable, without further demand or notice of any kind, in which case such balance shall thereupon be due and payable; (B) sell, as full paid, nonassessable, and transferable shares, all shares then pledged hereunder, either at the Stock Exchange or any public or private sale, without further notice or advertising of any kind, and buy all or any part of such shares at such sale free from any right or equity of redemption; (C) charge the Optionee with the entire expense of such sale; and (D) apply the proceeds of such sale against the balance of the purchase price owed for all partly paid shares issued hereunder and the expense of such sale, with the remainder, if any, to be paid over to the Optionee; provided, however, that if such proceeds shall not be sufficient to liquidate such balance and expenses in full, the Optionee shall remain liable to the Company for any unliquidated portion of such balance and expense; and

            (iv) To take such other action (including extending the time for payment of such installment, call, assessment, or prepayment) as shall be permitted by law. The rights granted to the Company hereunder shall be in addition to and not in lieu of any other rights or remedies the Company may have as a result of such default.

            (d) Anything herein contained to the contrary notwithstanding, the purchase price of any shares as to which the Option shall be exercised after the termination of the Optionee's employment (by retirement, death, or otherwise) shall be paid in full at the time of exercise of the Option with respect to such shares.

         4. The Option may not be assigned, transferred (except as aforesaid), pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provision hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. The Company shall have the right to terminate the Option, in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option, provide, however, that termination of the Option thereunder shall not prejudice any rights or remedies which the Company or a subsidiary corporation may have under this Agreement or otherwise.

         5. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice to the Company. Each such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised,

            (ii) state  whether  the shares  in respect of which the Option  is
being   exercised  are   being  paid  for  in  full  or  will  be  paid  for  in
installments,

            (iii) be signed by the person or persons exercising the Option and, in the event that the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option, and

            (iv) be accompanied by a check payable to the order of the Company in an amount equal to the purchase price of the shares in respect of which the Option is being exercised or the first installment of such purchase price, depending upon whether such shares are being paid for in full or will be paid for in installments.

         The Option shall not be deemed to have been exercised unless all the preceding provisions of this paragraph shall have been complied with, and for all purposes of this Agreement the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and check shall have all been mailed by certified mail or delivered to the Company. The certificate or certificates for the shares as to which the Option shall have ben so exercised shall be registered in the name of the persons or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option within fifteen days after receipt by the Company of such notice, proof (if required), and check. Such delivery shall be made at the office of the Company, or at such other place as the Company shall thereof have designated by notice.

            (b) In the event that the purchase price of any shares as to which the Option shall be exercised shall be payable in installments, each installment shall be accompanied by a notice to the Company of the payment of such installment.

         6. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its office, attention of the Secretary. All notices to the Optionee or other person shall be delivered to the Optionee or such other person or persons at the Optionee's address below specified.

         7. Neither this Option nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended, or any state securities laws. The Optionee, by accepting this Option, represents and warrants that he is acquiring this Option for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and further agrees that this Option may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion and which counsel shall be satisfactory to the Company to the effect that there is an exemption from such registration. In addition, the Optionee agrees to deliver to the Company a similar written statement in the form of the Investment Letter attached hereto with respect to any shares of Common Stock purchased upon the exercise of this Option unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or the Optionee can demonstrate the availability of federal and state exemptions from registration and qualification not requiring same.

         8. Any dispute or disagreement which shall arise under; as a result of, or in any way relate to the interpretation or construction of this Agreement shall be determined by the by arbitration under the rules of the American Arbitration Association, under the rules of that body. Any such determination made hereunder shall be final, binding and conclusive for all purposes.

         9. This Agreement shall be governed by the laws of the State of Texas.

         10. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee, and all rights granted to the Company, hereunder or as stipulated in the Plan shall be binding upon the Optionee's heirs, legal representatives and successors.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President and attested by its Secretary on the day and year first above written, and the Optionee has hereunto set his hand and seal on the day and year specified below.


                                               TATONKA ENERGY, INC.


                                               By
                                                  ---------------------------
                                                  George C. Barker, President

Attest:

------------------------------
               , Secretary

                                                  -----------------------------
                                                  George C. Barker, Optionee

                                                  -----------------------------
                                                  Address

                                                  Date:

                                Investment Letter



To:     PhyMed, Inc.
         (formerly, Tatonka Energy, Inc.)


         In connection with my purchase of shares of Common Stock of PhyMed, Inc. pursuant to the exercise of a Stock Option Agreement, I hereby represent that I am acquiring said shares for my own account for investment and not with a view to or for sale in connection with any distribution of said shares.


Dated:              , 199
      --------------     -                ------------------------------------
                                            (Signature)

                                          ------------------------------------
                                          (Printed or Typed Name)

                             STOCK OPTION AGREEMENT

                                   Joe R. Love

         Stock Option Agreement made this 4th day of May, 1998, between Tatonka Energy, Inc., an Oklahoma corporation ("Company") and Joe R. Love, ("Optionee").

         WHEREAS, The Company desires to provide the Optionee with an opportunity to acquire a proprietary interest in the business of the Company and, through stock ownership, an increased personal interest in its continued success and progress:

         NOW, THEREFORE, in consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Company and Optionee agree as follows:

         1. The Company hereby grants to the Optionee the option to purchase an aggregate of 2,500,000 shares of Company's Common Stock, par value of $0.0001 (as presently constituted), on the terms and conditions hereinafter set forth, at the purchase price of $0.075 per share as presently constituted (250,000 shares at $0.75 per share, after the effectiveness of the proposed 1-for-10 reverse stock split).

         2. The Option shall be exercisable in whole or in part at any time, or from time to time, upon notice given to the Company by the Optionee of such exercise of the Option as provided below.

         3. (a) The Option shall be exercisable as to not less than 10,000 shares, as presently constituted (1,000 shares, after the effectiveness of the proposed 1-for-10 reverse stock split), or a multiple thereof, or the remaining shares covered by the Option if less than such minimum. Notice shall be given to the Company by the Optionee of such exercise of the Option as provided below.

            (b) The purchase price of any shares as to which the Option shall be exercised shall be paid in full at the time of such exercise or, except as hereinafter provided, may, at the election of the Optionee, be paid in installments, in which case the first installment shall be paid at the time of such exercise. In the event that the purchase price of such shares shall be paid in full at the time of such exercise, such shares shall be issued as fully paid and nonassessable shares. In the event, however, that the Optionee shall elect to pay the purchase price of such shares in installments:

            (i) such shares shall be issued as partly paid and assessable shares,

            (ii) the first installment shall be amount equal to not less than 20% of such purchase price,

            (iii) the unpaid balance of such purchase price shall be paid (without interest) in equal installments, the first installment at the end of 12 months commencing with the date of such exercise and subsequent installments at the end of each successive 12-month interval until the balance is paid in full (the Optionee to have the right of prepaying at any such time the latest maturing installment or installments of such purchase price then remaining unpaid), or may be prepaid in whole at any time, provided, however, that any unpaid balance of the purchase price shall be due and payable forthwith upon any termination of the Option as hereinafter provided,

                  (iv) each installment paid in respect of such shares after the first installment shall be applied to the partial payment of such shares as nearly as possible in an equal amount,

                  (v) such shares shall not be assigned or transferred (except by will or operation of law) and the certificates issued therefor shall bear a legend indicating that such share are not assignable or transferrable,

                  (vi) any dividend on the Common Stock shall be paid on such shares in direct proportion to the percentage of the purchase price therefor which shall have been paid by the record date for such dividend,

                  (vii) each certificate for such shares shall, immediately upon issue, be delivered to the Company, endorsed in blank by the Optionee or accompanied by a separate stock power so endorsed, in pledge as security for the unpaid balance of the purchase price of the shares represented by such certificate,

                  (viii) such shares shall be subject to assessment and call in accordance with the laws of the State of Texas; further the Company shall have the right, by notice to that effect, without the necessity of any such call or assessment, to require the prepayment, in whole at any time or in part from time to time of the unpaid balance of the purchase price of such shares or any of them, whether or not prepayment shall be required of any other person holding partly paid shares, and

                  (ix) when the balance of the purchase price of such shares which shall be represented by any certificate shall have been paid in full, such certificate shall be promptly released from pledge, stamped full paid, nonassessable, and transferable, and delivered to the Optionee in person or my certified mail, of if the Company so desires, such certificate shall be promptly released from pledge and surrendered to the Company, and a new certificate for full paid and nonassessable shares shall be promptly delivered to the Optionee by certified mail in lieu thereof.

                  (c) In the event that there shall be a default in the payment when due hereunder of any installment, or of any call, assessment, or prepayment required by the Company, with respect to any partly paid shares, and such default shall not be cured within thirty days after written notice thereof by the Company, the Company shall have the right to take such of the following actions as it shall deem desirable in its sole discretion:

                  (i) To cancel the Option and all other options granted to the Optionee under the Company's "Stock Option Agreement";

                  (ii) To take by forfeiture all right, title, and interest of the Optionee in and to such partly paid shares;

                  (iii) To (A) determine that the unpaid balance of the purchase price of all partly paid shares issued hereunder is immediately due and payable, without further demand or notice of any kind, in which case such balance shall thereupon be due and payable; (B) sell, as full paid, nonassessable, and transferable shares, all shares then pledged hereunder, either at the Stock Exchange or any public or private sale, without further notice or advertising of any kind, and buy all or any part of such shares at such sale free from any right or equity of redemption; (C) charge the Optionee with the entire expense of such sale; and (D) apply the proceeds of such sale against the balance of the purchase price owed for all partly paid shares issued hereunder and the expense of such sale, with the remainder, if any, to be paid over to the Optionee; provided, however, that if such proceeds shall not be sufficient to liquidate such balance and expenses in full, the Optionee shall remain liable to the Company for any unliquidated portion of such balance and expense; and

                  (iv) To take such other action (including extending the time for payment of such installment, call, assessment, or prepayment) as shall be permitted by law. The rights granted to the Company hereunder shall be in addition to and not in lieu of any other rights or remedies the Company may have as a result of such default.

                  (d) Anything herein contained to the contrary notwithstanding, the purchase price of any shares as to which the Option shall be exercised after the termination of the Optionee's employment (by retirement, death, or otherwise) shall be paid in full at the time of exercise of the Option with respect to such shares.

         4. The Option may not be assigned, transferred (except as aforesaid), pledged, or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option contrary to the provision hereof, and the levy of any attachment or similar process upon the Option, shall be null and void and without effect. The Company shall have the right to terminate the Option, in the event of any such assignment, transfer, pledge, hypothecation, other disposition of the Option, or levy of attachment or similar process, by notice to that effect to the person then entitled to exercise the Option, provide, however, that termination of the Option thereunder shall not prejudice any rights or remedies which the Company or a subsidiary corporation may have under this Agreement or otherwise.

         5. (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice to the Company. Each such notice shall state the election to exercise the Option and the number of shares in respect of which it is being exercised,

                  (ii) state whether the shares in respect of which the Option is being exercised are being paid for in full or will be paid for in installments,

                  (iii) be signed by the person or persons exercising the Option and, in the event that the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option, and

                  (iv) be accompanied by a check payable to the order of the Company in an amount equal to the purchase price of the shares in respect of which the Option is being exercised or the first installment of such purchase price, depending upon whether such shares are being paid for in full or will be paid for in installments.

         The Option shall not be deemed to have been exercised unless all the preceding provisions of this paragraph shall have been complied with, and for all purposes of this Agreement the date of the exercise of the Option with respect to any particular shares shall be the date on which such notice, proof (if required), and check shall have all been mailed by certified mail or delivered to the Company. The certificate or certificates for the shares as to which the Option shall have ben so exercised shall be registered in the name of the persons or persons so exercising the Option and shall be delivered to or upon the written order of the person or persons exercising the Option within fifteen days after receipt by the Company of such notice, proof (if required), and check. Such delivery shall be made at the office of the Company, or at such other place as the Company shall thereof have designated by notice.

                  (b) In the event that the purchase price of any shares as to which the Option shall be exercised shall be payable in installments, each installment shall be accompanied by a notice to the Company of the payment of such installment.

         6. Each notice relating to this Agreement shall be in writing and delivered in person or by certified mail to the Company at its office, attention of the Secretary. All notices to the Optionee or other person shall be delivered to the Optionee or such other person or persons at the Optionee's address below specified.

         7. Neither this Option nor the shares of Common Stock issuable upon exercise hereof, have been registered under the Securities Act of 1933, as amended, or any state securities laws. The Optionee, by accepting this Option, represents and warrants that he is acquiring this Option for his own account for investment and not with a view to or for sale in connection with any distribution thereof except in conformity with the provisions of the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder, and applicable state securities laws, and further agrees that this Option may not be sold or transferred in the absence of an effective registration statement under the Securities Act of 1933, and applicable state securities laws, or an opinion of counsel which opinion and which counsel shall be satisfactory to the Company to the effect that there is an exemption from such registration. In addition, the Optionee agrees to deliver to the Company a similar written statement in the form of the Investment Letter attached hereto with respect to any shares of Common Stock purchased upon the exercise of this Option unless such shares have at the time of issuance been registered under the Securities Act of 1933, as amended, and applicable state securities laws, or the Optionee can demonstrate the availability of federal and state exemptions from registration and qualification not requiring same.

         8. Any dispute or disagreement which shall arise under; as a result of, or in any way relate to the interpretation or construction of this Agreement shall be determined by the by arbitration under the rules of the American Arbitration Association, under the rules of that body. Any such determination made hereunder shall be final, binding and conclusive for all purposes.

         9. This Agreement shall be governed by the laws of the State of Texas.

         10. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee, and all rights granted to the Company, hereunder or as stipulated in the Plan shall be binding upon the Optionee's heirs, legal representatives and successors.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its name by its President and attested by its Secretary on the day and year first above written, and the Optionee has hereunto set his hand and seal on the day and year specified below.


                                                TATONKA ENERGY, INC.


                                                By
                                                  ----------------------------
                                                    George C. Barker, President

Attest:

------------------------------
                  , Secretary

                                                 -----------------------------
                                                 Joe R. Love, Optionee
                                                 -----------------------------
                                                 Address

                                                 Date:

                                Investment Letter



To:     PhyMed, Inc.
        (formerly, Tatonka Energy, Inc.)


         In connection with my purchase of shares of Common Stock of PhyMed, Inc. pursuant to the exercise of a Stock Option Agreement, I hereby represent that I am acquiring said shares for my own account for investment and not with a view to or for sale in connection with any distribution of said shares.


Dated:              , 199
      -------------      -

                                            ------------------------------------
                                                   (Signature)

                                            -----------------------------------
                                                   (Printed or Typed Name)